UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

JERNIGAN CAPITAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Jernigan Capital, Inc.

March 19, 2020

To our Stockholders:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Jernigan Capital, Inc. Our Annual Meeting will be held on Tuesday, April 28, 2020, at 8:00 a.m. Central Daylight Time, at 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119. The Notice of Annual Meeting of Stockholders and Proxy Statement, both of which accompany this letter, provide details regarding the business to be conducted at the meeting, as well as other important information about us.

Following the meeting, management will review our 2019 fiscal year and provide a report on our progress, including recent developments. Stockholders will also have the opportunity to ask questions about us.

In accordance with the “e-proxy” rules promulgated by the U.S. Securities and Exchange Commission, we are pleased to continue the practice of furnishing proxy materials to our stockholders over the Internet. Accordingly, on or about March 19, 2020, we will mail to our stockholders (other than those stockholders who have previously requested electronic or full-set paper delivery) a Notice of Internet Availability of Proxy Materials. On the date of the mailing of the Notice of Internet Availability of Proxy Materials, all stockholders of record and beneficial owners will have the ability to access all of our proxy materials referred to in the Notice of Internet Availability of Proxy Materials on the Internet website cited therein and in the accompanying Proxy Statement. These proxy materials will be available free of charge. The e-proxy rules afford us the opportunity to realize cost savings on the printing and distribution of our proxy materials, and we hope that if possible and convenient, you will avail yourself of this option.

Along with the other members of the Board of Directors and management, I look forward to greeting you at the meeting if you are able to attend.

Cordially,

John A. Good
Chairman of the Board of Directors and Chief Executive Officer

JERNIGAN CAPITAL, INC.

6410 Poplar Avenue, Suite 650
Memphis, Tennessee 38119

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, APRIL 28, 2020

TIME, DATE & PLACE

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) will be held at 8:00 a.m. Central Daylight Time, on Tuesday, April 28, 2020, at 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119.

We currently intend to hold the Annual Meeting in person. However, we are actively monitoring developments with respect to the coronavirus (COVID-19) and the advice and guidance of public health officials, including guidelines on limits to the number of people permitted to congregate in one location. We are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold the Annual Meeting in person, we will announce any change in date, time or location of the meeting as promptly as practicable, which may include postponing or adjourning the Annual Meeting or holding the Annual Meeting by means of remote communication. We will make any announcement regarding a change to the date, location or format of the Annual Meeting by issuing a press release, by filing definitive additional materials with the U.S. Securities and Exchange Commission and by taking all other steps necessary to inform our stockholders of the change. Please monitor our website at http://investors.jernigancapital.com, news releases and our filings with the U.S. Securities and Exchange Commission for updated information. If you are planning to attend the Annual Meeting, please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.

ITEMS OF BUSINESS

Holders of our common stock will consider and vote on the following items at the Annual Meeting:

1.	The election of the five directors named herein to serve a one-year term and until their successors have been duly elected and qualified;
2.	The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020; and
3.	The transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Holders of our Series A Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), will consider and vote on the following items at the Annual Meeting:

1.	The election of the director named herein to serve a one-year term and until his successor has been duly elected and qualified.

The Proxy Statement accompanying this notice describes each of these items of business in detail.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL DIRECTOR NOMINEES AND FOR THE RATIFICATION OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

WHO MAY VOTE

Stockholders of record at the close of business on Monday, March 9, 2020 (the “Record Date”), are entitled to receive this notice and vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting. As of the close of business on the Record Date, we had 23,271,859 shares of our common stock outstanding.

Holders of record of our Series A Preferred Stock as of the close of business on the Record Date are entitled to vote for the director named herein to be elected at the Annual Meeting by the holders of Series A Preferred Stock. As of the close of business on the Record Date, we had 135,625 shares of Series A Preferred Stock outstanding.

HOW TO VOTE

Your vote is important. Please refer to the accompanying Proxy Statement for information regarding your voting options. Even if you plan to attend the Annual Meeting, please take advantage of one of the advance voting options to assure that your shares are represented at the Annual Meeting. You may revoke your proxy at any time before it is voted by following the procedures described in the accompanying Proxy Statement.

By Order of the Board of
Directors

Kelly P. Luttrell
Corporate Secretary

Memphis, Tennessee
March 19, 2020

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on April 28, 2020.

The Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting of Stockholders, Proxy
Statement and the 2019 Annual Report on Form 10-K are available at http://www.proxyvote.com.

i

JERNIGAN CAPITAL, INC.
6410 Poplar Avenue Suite 650
Memphis, Tennessee 38119

PROXY STATEMENT FOR THE
2020 ANNUAL MEETING OF STOCKHOLDERS

Jernigan Capital, Inc. is soliciting proxies from the holders of the Company’s issued and outstanding shares of common stock, par value $0.01 per share (the “common stock”) and Series A Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”) in connection with our 2020 Annual Meeting of Stockholders (“Annual Meeting”) and your vote is very important. For this reason, our board of directors (“Board of Directors”) requests that you allow your shares to be represented at the Annual Meeting by the proxies named on the applicable enclosed Proxy Card. In connection with our solicitation of proxies, we are making this Proxy Statement and our 2019 Annual Report on Form 10-K available to stockholders on the Internet beginning on or about March 19, 2020.

In this Proxy Statement, terms such as “JCAP”, the “Company,” “we,” “us” and “our” refer to Jernigan Capital, Inc.

INFORMATION ABOUT THE MEETING

When is the Annual Meeting?

Our Annual Meeting will be held Tuesday, April 28, 2020, at 8:00 a.m. Central Daylight Time.

Where will the Annual Meeting be held?

Our Annual Meeting will be held at 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119.

What items will be voted on at the Annual Meeting?

Holders of our common stock will consider and vote on the following items at the Annual Meeting:

1.	The election of the five directors named herein to serve a one-year term and until their successors have been duly elected and qualified;
2.	The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020; and
3.	The transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Holders of our Series A Preferred Stock will consider and vote on the following item at the Annual Meeting:

1.	The election of the director named herein to serve a one-year term and until his successor has been duly elected and qualified.

As of the date of this Proxy Statement, we are not aware of any other matters that will be presented for action at the Annual Meeting.

What are the Board of Directors’ voting recommendations?

Our Board of Directors recommends that the common stockholders vote:

1.	“FOR” the election of the five directors named herein to serve a one-year term and until their successors have been duly elected and qualified; and
2.	“FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020.

If any other matter properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Our Board of Directors recommends that the holders of the Series A Preferred Stock vote:

1.	“FOR” the election of the director named herein to serve a one-year term and until his successor has been duly elected and qualified.

Do directors attend the Annual Meeting?

We do not require our directors to attend our Annual Meeting, but our Board of Directors encourages its members to attend. All of our directors then serving attended our 2019 annual meeting of stockholders in person or via telephone.

INFORMATION ABOUT VOTING

Who is entitled to vote at the Annual Meeting?

Except as described below with respect to the election of one director by holders of our Series A Preferred Stock, only holders of record of our common stock at the close of business on the record date, March 9, 2020 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares that they held on the Record Date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. Each share of common stock is entitled to one vote on all matters presented to common stockholders for vote at the Annual Meeting. As of the close of business on the Record Date, we had 23,271,859 shares of common stock outstanding.

Holders of record of our Series A Preferred Stock as of the close of business on the Record Date are entitled to vote for the director named herein to be elected at the Annual Meeting by the holders of Series A Preferred Stock. As of the close of business on the Record Date, we had 135,625 shares of Series A Preferred Stock outstanding.

Stockholders of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the Proxy Card, or vote by proxy over the telephone or on the Internet as instructed below, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer or other nominee, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid legal proxy from your broker or other nominee.

Who can attend the Annual Meeting?

All holders of our common stock and Series A Preferred Stock at the close of business on the Record Date (March 9, 2020), or their duly appointed proxies, are authorized to attend the Annual Meeting. Admission to the meeting will be on a first-come, first-served basis. If you attend the meeting, you must present valid photo identification, such as a driver’s license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted at the meeting. For directions to the Annual Meeting, contact Investor Relations at (901) 567-9580 or by email at investorrelations@jernigancapital.com.

Please also note that if you are the beneficial owner of shares held in “street name” (that is, through a bank, broker or other nominee), you will also need to bring a copy of the brokerage statement or other correspondence from your broker or nominee reflecting your share ownership as of the Record Date.

Why am I being asked to review materials online?

In accordance with rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of the Company’s proxy materials to each stockholder, the Company is furnishing proxy materials, including this Proxy Statement and the Annual Report on Form 10-K, by providing access to such documents on the Internet rather than mailing printed copies of the materials. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) has been sent to most of the Company’s stockholders with instructions on how to access and review the proxy materials on the Internet. The Notice of Internet Availability also provides instructions on how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of the Company’s proxy materials, please follow the instructions for requesting such materials in the Notice of Internet Availability.

How do I vote my shares?

Stockholders of Record: If you are a stockholder of record (that is, your shares are registered directly in your name with our transfer agent) you may vote your shares in person or by proxy:

In Person: You may attend the Annual Meeting and vote in person.

By Proxy: You may vote by telephone, on the Internet or by mail. We encourage you to vote by telephone or Internet, both of which are convenient, cost-effective, and reliable alternatives to returning your Proxy Card by mail.

•	By Telephone: If you request or otherwise receive printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by calling the toll free number found on the proxy card.
•	On the Internet: You may vote on the Internet by going to www.proxyvote.com or from a smart phone, scanning the QR Barcode on the Notice of Internet Availability or Proxy Card. Have the information that is in the box marked by the arrow on the Notice of Internet Availability or Proxy Card available and follow the instructions. If you vote on the Internet, you do not have to mail in a Proxy Card.
•	By Mail: You can vote by requesting a paper copy of the materials, which will include a proxy card, completing and signing your proxy card and mailing it in your own envelope.

To request materials, please go to www.proxyvote.com, call 1-800-579-1639, or send a blank email with the information that is printed in the box marked by the arrow on your Notice of Internet Availability in the subject line to sendmaterial@proxyvote.com.

Beneficial Owners: If you are a beneficial owner (that is, your shares are held in an account with a brokerage firm, bank, dealer or other nominee), you will receive instructions from that entity describing how to vote your shares. To vote at the Annual Meeting, beneficial owners will need to contact the brokerage firm, bank, dealer or nominee that holds their shares to obtain a “legal proxy” to bring to the meeting.

What if I have shares of restricted stock?

Holders of shares of restricted stock have the right to vote their shares by any of the voting means described above for record holders.

How will my vote be cast?

Common Stock:

Your vote will be cast in accordance with the instructions you provided via telephone, Internet or Proxy Card. If you submit an executed Proxy Card without marking any voting selections, your shares of common stock will be voted as follows:

1.	“FOR” the election of the five directors named herein to serve a one-year term and until their successors have been duly elected and qualified; and
2.	“FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020.

Series A Preferred Stock:

Your vote will be cast in accordance with the instructions you provided on your Proxy Card. If you submit an executed Proxy Card without marking any voting selections, your shares of Series A Preferred Stock will be voted as follows:

1.	“FOR” the election of the nominee named herein to serve on the Board of Directors.

John A. Good, the Chairman of the Board of Directors and Chief Executive Officer (“CEO”) of the Company, and Jonathan L. Perry, the President and Chief Investment Officer of the Company, were named by the Board of Directors as proxy holders. They will vote all proxies, or record an abstention or withholding, in accordance with the directions on the proxy. If no contrary direction is given, the shares will be voted as recommended by the Board of Directors. If any additional matters are properly presented at the meeting, Messrs. Good and Perry will vote your shares in their best judgment. Votes will be counted by Broadridge Financial Solutions, the inspector of election appointed for the Annual Meeting.

If your shares are held in street name (that is, you are a beneficial owner), you need to follow the instructions of the brokerage firm, bank, dealer or other nominee regarding how to instruct that entity to vote your shares. If you are a beneficial owner and do not provide voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when brokers are not permitted to vote on that matter without instructions from beneficial owners and instructions are not given by one or more beneficial owners. The shares of a beneficial owner whose shares are not voted because of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the Annual Meeting so long as the beneficial owner is represented by proxy. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Broker non-votes will not count as votes cast and will have no effect on the election of directors. Brokers will be permitted to vote without voting instructions on the ratification of the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm, assuming that a quorum is obtained.

Can I change my vote?

Yes. A subsequent vote by any means will change your prior vote. For example, if you are a record holder who voted by telephone, a subsequent Internet vote will change your vote. The last vote received prior to the Annual Meeting will be the one counted. If you are a stockholder of record, you may also change your vote by voting in person at the Annual Meeting. A stockholder of record also may revoke a properly executed proxy at any time before its exercise by submitting a letter addressed to, and received by, our Corporate Secretary, at 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119.

If your shares are held in street name, you should follow the instructions provided by your brokerage firm, bank, dealer or other nominee to change your vote.

How many votes are needed to approve each proposal?

With respect to the proposals to be approved by the holders of our common stock:

1.	For the election of directors, a nominee shall be elected if the number of votes cast for such nominee’s election exceeds the number of votes withheld from such nominee’s election. Abstentions and broker non-votes will not count as votes cast and thus will have no effect on the election of directors. Any director nominee not elected by the foregoing standard shall promptly tender his or her resignation to the Board of Directors for consideration. The Nominating and Corporate Governance Committee of the Board of Directors will then make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action is recommended. The Board of Directors will act on the tendered resignation within 90 days following the certification of the stockholder vote and will promptly disclose its decision and rationale as to whether to accept or reject the resignation.
2.	Stockholder approval for the ratification of the appointment of our independent registered public accounting firm is not required, but the Board of Directors is submitting the selection of Grant Thornton LLP for ratification in order to obtain the views of our stockholders. This proposal will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. Abstentions will have no legal effect on whether this proposal is approved. The Audit Committee will consider a vote against the firm by the stockholders in selecting our independent registered public accounting firm in the future.

Abstentions and broker non-votes will not be included in the total of votes cast on any proposal and will not affect the outcome of any vote.

With respect to the proposals to be approved by the holders of our Series A Preferred Stock:

1.	For the election of the director, a majority of the votes entitled to be cast “For” the nominee shall be sufficient for the nominee to be elected.

Abstentions of holders of Series A Preferred Stock will have the same effect as a vote against the nominees.

How many shares must be present to constitute a quorum for the meeting?

A quorum of stockholders is necessary to hold a valid meeting. In order to have a quorum for the transaction of business by the holders of common stock, holders of common stock entitled to cast a majority of all the votes entitled to be cast by the holders of common stock at the Annual Meeting must be present in person or by proxy. On the Record Date, there were 23,271,859 shares of common stock outstanding and entitled to vote. Thus, 11,635,930 shares of common stock must be represented by stockholders present in person or by proxy at the Annual Meeting to have a quorum for the transaction of business by the holders of common stock.

In order to have a quorum for the transaction of business by the holders of Series A Preferred Stock, holders of Series A Preferred Stock entitled to cast a majority of all the votes entitled to be cast by the holders of Series A Preferred Stock must be present in person or by proxy. On the Record Date, there were 135,625 shares of Series A Preferred outstanding and entitled to vote. Thus, 67,813 shares of Series A Preferred Stock must be represented by stockholders present in person or by proxy at the Annual Meeting to have a quorum for the transaction of business by the holders of the Series A Preferred Stock.

Proxies received but marked as abstentions, if any, will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. Because this proxy includes a “routine” management proposal, shares represented by “broker non-votes” also will be counted in determining whether there is a quorum present. All of the shares of Series A Preferred Stock are held in registered form, and as such, no shares of Series A Preferred Stock will be represented by “broker-non votes.” If there is not a quorum present with respect to either class of stock entitled to vote at the Annual Meeting, the Company will be forced to reconvene the Annual Meeting at a later date in order to vote on the matters holders of the class of stock for which a quorum was not present are entitled to vote.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final results will be disclosed in a Current Report on Form 8-K, which can be found on the “Investor Relations” page of our website (http://investors.jernigancapital.com) following the report’s filing with the SEC within four business days of the Annual Meeting. Information from our website is not incorporated by reference into this Proxy Statement.

ADDITIONAL INFORMATION

How and when may I submit a stockholder proposal for the 2021 Annual Meeting?

If a common stockholder wants to include a stockholder proposal in the Proxy Statement for the Company’s 2021 Annual Meeting of Stockholders, your stockholder proposal must be delivered to the Company not later than November 19, 2020 and it must satisfy the rules and regulations of the SEC to be eligible for inclusion in the Proxy Statement for that meeting. If the date of the Company’s 2021 Annual Meeting of Stockholders changes by more than thirty (30) days from the date that is the first anniversary of the 2020 Annual Meeting (in other words, if the date of the Company’s 2021 Annual Meeting of Stockholders is earlier than March 29, 2021 or later than May 28, 2021), then the deadline is a reasonable time before the Company begins to print and mail proxy materials for the 2021 Annual Meeting.

If a common stockholder wants to submit a stockholder proposal for the Company’s 2021 Annual Meeting of Stockholders not for inclusion in the Company’s proxy materials or wants to submit a director nomination, your stockholder proposal or director nomination must be delivered to the Company not earlier than October 20, 2020 and not later than November 19, 2020. However, in the event that the date of the 2021 Annual Meeting is advanced or delayed by more than thirty (30) days from April 28, 2021, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the one hundred fiftieth (150th) day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the one hundred twentieth (120th) day prior to the date of such annual meeting, as originally convened, or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Your notice must also include the information required by the Company’s Amended and Restated Bylaws.

Stockholder proposals must be sent to Jernigan Capital, Inc., 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119, Attention: Corporate Secretary. Our Amended and Restated Bylaws are also available by contacting the Corporate Secretary at the above address.

How can I obtain the Annual Report on Form 10-K?

Our Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC, including the financial statements, and financial statement schedules is being provided along with this Proxy Statement. Our

Annual Report on Form 10-K for the year ended December 31, 2019, including all exhibits may be obtained from the SEC Filings and Reports link on the Investor Relations page of our website at http://investors.jernigancapital.com or received free of charge by writing Investor Relations at Jernigan Capital, Inc., 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to solicitation by proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We also will reimburse brokerage firms, dealers and other nominees for the cost of forwarding proxy materials to beneficial owners.

How many copies should I receive if I share an address with another stockholder?

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

We and some brokers household proxy materials, delivering one copy of proxy materials to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. If you are a registered holder who participates in householding, householding will continue until you are notified otherwise or until you notify us to discontinue householding. If you are a registered holder who participates in householding and wish to receive a separate Notice of Internet Availability or set of proxy materials for the Annual Meeting, please contact Broadridge Financial Solutions, Inc. by calling 1-800-542-1061 or by writing to Broadridge Financial Solutions, Inc., Attn. Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Registered stockholders who share the same address and who wish to receive a single copy of proxy materials per household in the future may contact American Stock Transfer & Trust Co. by calling 1-800-937-5449. Beneficial owners should contact their broker or other nominee to request information about householding.

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact our Corporate Secretary at 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119, email investorrelations@jernigancapital.com or call (901) 567-9580.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Information Regarding Nominees for Election by Common Stockholders

Our Board of Directors has nominated Mark O. Decker, John A. Good, Rebecca Owen, Howard A. Silver, and Dr. Harry J. Thie, all of whom are currently serving as directors, for election as directors by the holders of our common stock for a term of one year and until their successors are duly elected and qualified. We have no reason to believe that any nominee for director will not agree or will be unavailable to serve as a director if elected. However, should any nominee become unable or unwilling to serve, the proxies may be voted for a substitute nominee or the vacancy may remain open until filled by our Board of Directors. Because this is an uncontested election, directors will be elected by holders of our common stock if the number of votes cast for a nominee’s election exceeds the number of votes withheld from such nominee’s election. Any director nominee not elected by the foregoing standard shall promptly tender his or her resignation to the Board of Directors for consideration. The Nominating and Corporate Governance Committee of the Board of Directors will then make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action is recommended. The Board of Directors will act on the tendered resignation within 90 days following the certification of the stockholder vote and will promptly disclose its decision and rationale as to whether to accept or reject the resignation.

Our Board of Directors believes that it is necessary for our directors to possess a variety of backgrounds and skills in order to provide a broad voice of experience and leadership. When searching for new candidates, the Nominating and Corporate Governance Committee considers the evolving needs of our Board of Directors and searches for candidates that fill any current or anticipated future gap. When considering new directors, the Nominating and Corporate Governance Committee considers the amount of business management experience and education of a candidate, industry knowledge, conflicts of interest, public company experience, integrity and ethics, and commitment to the goal of maximizing stockholder value. The Nominating and Corporate Governance Committee seeks to provide our Board of Directors with a depth of experience and differences in viewpoints and skills. In considering candidates for our Board of Directors, the Nominating and Corporate Governance Committee considers both the entirety of each candidate’s credentials and the current and potential future needs of our Board of Directors. With respect to the nomination of continuing directors for re-election, the individual’s contributions to our Board of Directors are also considered.

All of our directors bring to our Board of Directors unique skills, integrity, high ethical standards and a dedication to representing our stockholders. Certain individual qualifications and skills of our directors that contribute to our Board of Directors’ effectiveness as a whole are described below.

Information regarding each of the nominees for director is set forth below.

NOMINEES FOR ELECTION

Set forth below are the nominees for director, for terms expiring at the 2021 Annual Meeting and until their successors have been duly elected and qualified.

MARK O. DECKER

Mr. Decker, age 71, has been a member of our Board of Directors since March 2015. Mr. Decker is currently self-employed as a real estate capital markets advisor. Prior to becoming an advisor, he was Vice Chair of BMO Capital Markets, a position he held from January 2014 to December 2016. Prior to becoming Vice Chair, Mr. Decker from September 2011 to January 2014 served as BMO’s Head of U.S. real estate investment and corporate banking. Before BMO Capital Markets, Mr. Decker was a managing director and co-group head of the real estate investment banking group at Morgan Keegan from February 2011 to September 2011. Prior to Morgan Keegan, from May 2004 to February 2011 he was a managing director and head of the real estate group at Robert W. Baird and Co. Incorporated. Before joining Baird, Mr. Decker founded the real estate investment banking group at Ferris Baker Watts, Inc in 2000. Mr. Decker began his investment banking career in 1997 when he joined Friedman, Billings Ramsey and Co. as a managing director. He served as President and principal spokesman of the real estate investment trust (“REIT”) industry and its national trade association, NAREIT, from 1985 to 1997. Concurrently, he served as chief staff executive of the Pension Real Estate Association from 1985 to 1990. Before his career in real estate capital markets and investment banking, Mr. Decker served in the White House during the Nixon and Ford administrations.

He is the 1997 recipient of the NAREIT Leadership Award. Mr. Decker holds a J.D. from Antonin Scalia Law School, and a B.S. in Education from Kent State University. We believe Mr. Decker’s expertise in the REIT industry, financial acumen and investment banking background are a significant value to our Board of Directors.

Committees: Audit, Compensation, Nominating & Corporate Governance (Chair)

JOHN A. GOOD

Mr. Good, age 62, has served as our Chief Executive Officer since October 2018. Mr. Good previously served as our President and Chief Operating Officer from June 2015 to October 2018. He has been a director since June 2015. Prior to joining us, Mr. Good was a partner and co-head of the REIT practice group of Morrison & Foerster LLP, a global law firm. From 1999 to 2013, Good was a partner, multi-term executive committee member and head of the REIT practice at Bass, Berry & Sims PLC and prior to that was a stockholder and chair of the securities and M&A practice group at Baker, Donelson, Bearman, Caldwell and Berkowitz P.C. Since January 2018, Mr. Good has served on the board of directors, as chairman of the compensation committee and as a member of the nominating and corporate governance committee since November 2019, and has served on the audit committee, of Farmland Partners Inc., a publicly-traded farmland REIT. Mr. Good graduated from the University of Memphis with a BBA in accounting, cum laude, in 1980, attained his CPA designation and practiced with a large regional CPA firm until entering University of Memphis School of Law, where he received his J.D. with honors in 1987. He has been nationally ranked by Chambers USA as a leading lawyer to the REIT industry and has been active in NAREIT since 1994. We believe Mr. Good’s expertise in the legal field and the REIT industry and his financial acumen are a significant value to our Board of Directors.

REBECCA OWEN

Ms. Owen, age 58, has served on the Company’s Board of Directors since December 2018. Ms. Owen is the Chairman and founder of Battery Reef, LLC, a commercial real estate investment and management company. From 1995 until January 2019, she served in various roles at Clark Enterprises, Inc., a private investment firm, and its affiliated companies, including Senior Vice President of Clark Enterprises, Inc. from 1995 to 2019, President of CEI Realty, Inc., the real estate investment arm of Clark Enterprises, Inc. from 2015 to 2019, and Chief Legal Officer of Clark Enterprises, Inc. from 1995 to 2017. Since 2013, Ms. Owen has served as a member of the board of directors of Carr Properties, a private real estate investment trust. Since 2016, she has also served as a member of the Real Estate Investment Advisory Committee of ASB Capital Management, LLC, an institutional real estate investment firm. We believe Ms. Owen’s significant experience as both an executive and director in the real estate industry add significant value to our Board of Directors.

Committees: Audit, Compensation (Chair), Nominating & Corporate Governance

HOWARD A. SILVER

Howard A. Silver, age 65, has been a member of our Board of Directors since February 2015. Mr. Silver retired in 2007 as the chief executive officer and president of Equity Inns, Inc., a position he held since 1998. Equity Inns was a New York Stock Exchange-listed company and hotel REIT focused on the upscale, extended-stay, all suite and midscale limited-service segments of the hotel industry, until its sale to Whitehall Global Real Estate Funds in October 2007. Mr. Silver also served as the executive vice-president of finance, chief financial officer and chief operating officer of Equity Inns from 1994 to 2004. Prior to his tenure at Equity Inns, Mr. Silver spent 13 years in the auditing field with both Ernst & Young LLP and PricewaterhouseCoopers LLP. Mr. Silver currently serves as a member of the board of directors of Cole Office & Industrial REIT (CCIT III), an office and industrial REIT that is a publicly registered, non-traded REIT since July 2016, where he serves as the Audit Committee Chairman and a member on the Valuation, Compensation and Affiliate Transactions (“VCAT”) Committee. Mr. Silver also serves as a member of the board of directors of CIM Real Estate Finance Trust, Inc., a mortgage REIT that is a publicly registered, non-traded REIT, since October 2019, where he serves on the Audit and VCAT Committees. Mr. Silver served as a member of the board of directors of EDR, a publicly listed collegiate housing REIT from 2012 through the sale of the company in 2018, where he served as lead independent director. Mr. Silver served as a member of the board of directors of Landmark Apartment Trust of America, Inc., a multifamily real estate company that was a publicly registered, non-traded REIT until 2016. From its inception in 2004 through the sale of the company in 2012, Mr. Silver was a member of the board of directors of Great Wolf Resorts, Inc., (NASDAQ:WOLF), a publicly listed family entertainment resort company. He also served as a member of the board of directors of CapLease, Inc.,

(NYSE:LSE), a publicly listed net lease REIT, from its inception in 2004 through the sale of the company in November 2013. Mr. Silver graduated cum laude from the University of Memphis with a B.B.A. in Accounting and was designated as a Certified Public Accountant in 1980. We believe Mr. Silver’s expertise in the REIT industry, experience as a chief financial officer and chief executive officer of a NYSE-listed REIT, financial acumen and accounting background are a significant value to our Board of Directors.

Committees: Audit (Chair), Compensation, Nominating & Corporate Governance

DR. HARRY J. THIE

Dr. Harry J. Thie, age 77, has been a member of our Board of Directors since February 2015. Dr. Thie has served as a senior management scientist at the RAND Corporation, a position he held since 1991. From 1987 to 1991, Dr. Thie was the Director in Office of the Assistant Secretary of the Army, and served as an active duty officer in the United States Army from 1964 to 1991, retiring as a Colonel in 1991. From 1994 to 2002, Dr. Thie served as a member of the board of directors of Storage USA, where he also held positions as the chair of the compensation committee and a member of the audit committee. Dr. Thie holds a Doctorate in Business Administration from George Washington University, an M.S. in Industrial Management from Georgia Institute of Technology and a B.A. in History from Saint Bonaventure University. We believe Dr. Thie’s expertise in the self-storage REIT industry developed as a member of the board of directors of Storage USA, his prior experience serving on audit and compensation committees and his leadership abilities derived from his military experience are a significant value to our Board of Directors. The Board of Directors has designated Dr. Thie to serve as the lead independent director. In addition to chairing all executive sessions of the independent directors, the lead independent director shall have such other duties as the Board of Directors may determine from time to time.

Committees: Audit, Compensation, Nominating & Corporate Governance, Lead Independent Director

Our Board of Directors recommends a vote “FOR” the election of each of Messrs. Decker, Good and Silver, Ms. Owen and Dr. Thie to serve on our Board of Directors until the 2021 Annual Meeting and until their respective successors are duly elected and qualify.

Information Regarding Nominee for Election by Series A Preferred Stockholders

Pursuant to the terms of the Articles Supplementary of Jernigan Capital, Inc. Designating the Rights and Preferences of the Series A Preferred Stock, dated as of July 27, 2016, as amended (the “Series A Articles Supplementary”), so long as any shares of Series A Preferred Stock are outstanding, the holders of Series A Preferred Stock, voting as a single class, shall have the right to nominate and elect one director to the Board of Directors at each annual meeting of stockholders. The holders of Series A Preferred Stock have nominated James D. Dondero for election as director for a term of one year and until his successor is duly elected and qualified. We have no reason to believe that Mr. Dondero will not agree or be unavailable to serve as a director if elected. The director nominated by the holders of Series A Preferred Stock are elected by a majority of the votes entitled to be cast. However, should he become unable or unwilling to serve, the proxies may be voted for a substitute nominee or the vacancy may remain open until filled by the holders of the Series A Preferred Stock.

Information regarding Mr. Dondero, as well as the individual qualifications and skills of Mr. Dondero that contributes to our Board of Directors’ effectiveness as a whole are described below.

JAMES D. DONDERO

Mr. Dondero, age 57, has been a member of our board since August 2016. Mr. Dondero is the President of NexPoint Advisors, L.P. (“NexPoint”) and co-founded Highland Capital Management, L.P. (HCM) in 1993 with Mark Okada. Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Mr. Dondero has also served as Chairman of the Board, Chief Executive Officer and member of the investment committee of NexPoint Residential Trust, Inc., a publicly traded multifamily REIT (“NXRT”); Chief Executive Officer of NHT, a publicly traded hospitality real estate investment trust listed on the TSX Venture Exchange, or TSXV, since December 2018; President of NexPoint Capital Inc., an affiliated registered non-traded business development company (“BDC”); President of NexPoint Strategic Opportunities Fund, an affiliated registered closed-end investment company listed on the New York Stock Exchange (NYSE: NHF); President of NRESF, a closed-end investment company that operates as an interval fund; and President of NexPoint Real Estate Finance, Inc., a publicly traded mortgage REIT, since February 2020. On October 16, 2019, HCM filed for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the District of Delaware. NexPoint is a leading alternative investment platform that provides differentiated access to alternatives through a range of investment offerings, including publicly traded REITs, real estate private placements, Section 1031 Exchanges (defined below), closed-end funds, interval funds, and a BDC NexPoint’s affiliated investment advisers, Highland Capital Management Fund Advisors, L.P. and HCM offer a range of investment products, including institutional separate accounts, CLOs, hedge funds, private equity funds, mutual funds, and ETFs.

Prior to founding HCM in 1993, Mr. Dondero was involved in creating the GIC subsidiary of Protective Life, where as Chief Investment Officer he helped take the company from inception to over $2 billion in assets between 1989 and 1993. Between 1985 and 1989, Mr. Dondero was a Corporate Bond Analyst and then Portfolio Manager at American Express. Mr. Dondero began his career in 1984 as an analyst in the Morgan Guaranty training program. Mr. Dondero is Chairman of NexBank, SSB, and serves as a board member of American Banknote, Cornerstone Healthcare Group, Metro-Goldwyn Mayer, Texmark Timber Treasury, L.P., and SeaOne Holdings, LLC. Mr. Dondero graduated from the University of Virginia where he earned highest honors (Beta Gamma Sigma, Beta Alpha Psi) from the McIntire School of Commerce with dual majors in Accounting and Finance. He has received certifications as a Certified Public Accountant (CPA) and a Certified Management Accountant (CMA). Mr. Dondero has earned the right to use the Chartered Financial Analyst (CFA) designation.

Committees: Compensation, Nominating & Corporate Governance

Our Board of Directors recommends a vote “FOR” the election of Mr. Dondero to serve on our Board of Directors until the 2021 Annual Meeting and until his successor is duly elected and qualifies.

INFORMATION ABOUT THE BOARD OF DIRECTORS, ITS COMMITTEES AND
CORPORATE GOVERNANCE

What is our philosophy regarding corporate governance?

We believe that effective corporate governance is critical to our long-term health and our ability to create value for our stockholders. We will continually review our corporate governance policies and practices and compare them to the practices of other public REITs and other public companies, as well as monitor emerging developments in corporate governance and enhance our policies and procedures when required or when our Board of Directors determines that it would benefit us and our stockholders. We have recently taken significant steps in improving governance and issues of stockholder concern, including internalizing management and other steps described below. Our Board of Directors has established and maintains Corporate Governance Guidelines that incorporate what it deems best practices and emerging trends in corporate governance, which guidelines include detailed specifications for director qualification and responsibility. You may find a copy of our Corporate Governance Guidelines in the Governance Documents section of the Corporate Governance link on the “Investor Relations” page of our website at http://investors.jernigancapital.com.

The responsibilities of our Board of Directors and its committees are described below, along with other corporate governance-related disclosures. All of the committees of our Board of Directors have written charters, which can be found in the Corporate Governance Documents section of our Corporate Governance link on the “Investor Relations” page of our website at http://investors.jernigancapital.com. We will also provide a copy of any committee charter, the Corporate Governance Guidelines or our Code of Business Conduct and Ethics without charge upon written request sent to: JCAP, Attention: Investor Relations, 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119. Our Board of Directors may, from time-to-time, form other committees as circumstances warrant. Such committees will have authority and responsibility as delegated by our Board of Directors.

What are the benefits of the recent Internalization transaction from a corporate governance perspective?

On February 20, 2020, the Operating Company completed the acquisition of substantially all of the operating assets and liabilities (the “Internalization”) of JCAP Advisors, LLC (the “Manager”). The Company is now internally managed and will no longer pay fees or expense reimbursements to the Manager. The Internalization eliminated prior conflicts of interest between the Company and the Manager by making the management team and other employees of the Manager direct employees of the Company. In addition, the Internalization further aligned the interests between certain of the Company’s officers and directors and its stockholders due to increased equity ownership by such officers and directors. For more information about the Internalization, see “Certain Relationships and Related Party Transactions—Internalization.”

Has the Board of Directors made any other recent corporate governance enhancements?

Yes. In February 2020, our Board of Directors took the following actions:

•	Partial Opt-out of MUTA: Adopted resolutions prohibiting the Company from electing in the future to classify the Board pursuant to Section 3-803 of the Maryland General Corporation Law (the “MGCL”), commonly referred to as the Maryland Unsolicited Takeover Act (MUTA). Such resolution shall not be repealed unless approved by the stockholders of the Company by the affirmative vote of at least a majority of all the votes cast on the matter by stockholders entitled to vote on the matter.
•	Majority Voting in Uncontested Election of Directors with Resignation Policy: Amended the Company’s bylaws to change the voting standard for the election of directors from a plurality voting standard to a majority voting standard in uncontested elections. Under the revised voting standard, a director shall be elected to the Board of Directors if the votes cast for such nominee’s election exceeds the votes withheld from such nominee’s election; provided that if the election is contested, directors shall be elected by a plurality of the votes cast. Any director nominee not elected by the foregoing standard and who is an incumbent director shall promptly tender his or her resignation to the Board for consideration. The Nominating and Corporate Governance Committee will then make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action is recommended. The Board of Directors will act on the tendered resignation within 90 days following the certification of the stockholder vote and will promptly disclose its decision and rationale as to whether to accept or reject the resignation.
•	Stockholder Right to Amend Bylaws: Amended the Company’s bylaws to give stockholders the right to amend the bylaws upon the affirmative vote of a majority of voted entitled to be cast on the matter.
•	Stock Ownership Guidelines: Adopted stock ownership guidelines for certain officers and directors. For more information see “—Does the Company have stock ownership guidelines for its officers and directors?” below.
•	Incentive-Based Executive Compensation: Adopted an executive compensation program that is largely incentive based. For more information, see “Compensation of Named Executive Officers—2020 Compensation.”

How many independent directors do we have?

Our Board of Directors has affirmatively determined that five of our six director nominees are independent: Mark O. Decker, James D. Dondero, Rebecca Owen, Howard A. Silver and Dr. Harry J. Thie. Each of these five directors meets the independence standards of our Corporate Governance Guidelines, the listing standards of the New York Stock Exchange (the “NYSE”), and applicable SEC rules.

How do we determine whether a director is independent?

A director is considered independent if our Board of Directors affirmatively determines that the director has no direct or indirect material relationship with us, other than as a director or stockholder, and the director otherwise meets the independence requirements set forth in the NYSE Listing Standards. Consistent with the requirements of the SEC and the NYSE, our Board of Directors reviews all relevant transactions and relationships between each director, or any of his family members, and us, our senior management and our independent auditors.

Our Board of Directors consults with legal counsel to ensure that the Board of Directors’ determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent”, including those set forth in pertinent listing standards of the NYSE, as in effect from time-to-time.

Do any non-management directors have relationships with us, other than as a director or stockholder that the Board of Directors determined were material?

No, they do not.

How many times did our Board of Directors meet last year?

Our Board of Directors met six times during 2019.

Did any of our directors attend fewer than 75% of the meetings of the Board of Directors and their assigned committees?

All of the directors who were then serving during the calendar year 2019 attended more than 75% of the meetings of our Board of Directors and their assigned committees during the calendar year 2019.

How is our Board of Directors structured?

The leadership structure of our Board of Directors includes a Chairman, who is also our CEO and is not an independent director, and five independent directors. All of our directors serve with equal importance and have an equal vote on all matters. Our independent directors meet without management present at regularly scheduled executive sessions. Mr. Good serves as both our CEO and the Chairman of our Board of Directors. Our Board of Directors believes that we have been and continue to be well served by having our CEO also serve as Chairman of the Board of Directors. Our lead independent director chairs all executive sessions of the independent directors, and performs such other duties as the Board of Directors may determine from time to time. Our Audit, Compensation and Nominating and Corporate Governance Committees are all 100% comprised of independent directors and are led by chairmen who are independent directors. We believe that the current board leadership model, when combined with the composition of our Board of Directors, the strong leadership of our independent directors, the board committees listed above and the corporate governance policies already in place, strikes an appropriate balance between consistent leadership and independent oversight of our business and affairs.

Does our Board of Directors meet regularly without management present?

Our independent directors regularly meet without management present. As lead independent director, Dr. Thie leads the meetings of the independent directors. The independent directors held four executive sessions during 2019. All of our independent directors were present at more than 75% of these executive sessions that were held during the calendar year 2019 for which each such individual was a member of the Board of Directors.

Does our Board of Directors have standing committees?

Our Board of Directors has three standing committees: Audit Committee; Compensation Committee; and Nominating and Corporate Governance Committee. All of the members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent pursuant to the standards set forth in our Corporate Governance Guidelines, the NYSE listing standards and applicable SEC rules. Each standing committee of our Board of Directors has a charter, which can be found in the Governance Documents section of the Corporate Overview link on the “Investor Relations” page of our website at http://investors.jernigancapital.com. In addition, in 2019, the Board of Directors formed a special committee (the “Special Committee”) in order to negotiate the terms of the Internalization (as defined below) on behalf of the Company.

The current membership of, and information about, each of our Board of Directors’ standing committees is shown below.

Committee/Current Members	Committee Functions

Audit Committee Current Members: Howard A. Silver (Chair) Mark O. Decker Rebecca Owen Dr. Harry J. Thie Number of meetings held in 2019: Four	•	Appoints, determines the compensation of, retains and oversees the work of the independent registered public accounting firm;

	•	Pre-approves all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed by the independent registered public accounting firm;

•
Reviews and discusses with management and the independent registered public accounting firm the annual audited and quarterly unaudited financial statements and our disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our periodic reports on Form 10-Q and Form 10-K;

	•	Discusses with management all earnings press releases and financial information and earnings guidance provided to securities analysts and rating agencies;

	•	Reviews and discusses with management and the independent registered public accounting firm the adequacy and effectiveness of our systems of internal accounting and financial controls;

•
Establishes, reviews and reassesses periodically procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

	•	Reviews with management and the independent registered public accounting firm our compliance with the requirements for qualification as a REIT;

	•	Issues a report annually as required by the SEC’s proxy solicitation rules;

	•	Reviews risk assessment and risk management issues; and

•
Meets separately, and periodically, with management, the Company’s internal auditors (or other personnel responsible for the internal audit function) and the Company’s independent registered accounting firm.

Committee/Current Members	Committee Functions

Nominating and Corporate Governance Committee Current Members: Mark O. Decker (Chair) Dr. Harry J. Thie James D. Dondero Rebecca Owen Howard A. Silver Number of meetings held in 2019: Five	•
Assists the Board of Directors by identifying individuals qualified to become members of the Board of Directors (consistent with criteria approved by the Board of Directors) and recommends for selection by the Board of Directors the director nominees to stand for election at the next annual meeting of the Company’s stockholders;

	•	Recommends to the Board of Directors director nominees for each committee of the Board of Directors;

	•	Oversees the annual evaluation of the Board of Directors and the committees of the Board of Directors;

	•	Develops and recommends to the Board of Directors a set of corporate governance guidelines applicable to the Company; and

•
Reviews periodically and reassesses the adequacy of the corporate governance guidelines and recommends to the Board of Directors such other matters of corporate governance as the Committee deems appropriate.

Committee/Current Members	Committee Functions

Compensation Committee Current Members: Rebecca Owen (Chair) Mark O. Decker James D. Dondero Howard A. Silver Dr. Harry J. Thie Number of meetings held in 2019: Five
	•	Discharges the Board of Directors’ responsibilities relating to the compensation of the Company’s executive officers and directors;

	•	Makes recommendations to the Board of Directors with respect to salaries, incentive and equity-based compensation of all executive officers;

	•	Administers and implements the Company’s incentive and equity-based compensation plans, including, without limitation, the Company’s Second Amended and Restated 2015 Equity Incentive Plan; and

	•	Prepares reports on or relating to executive compensation required by the rules and regulations of the SEC.

Does the Audit Committee have an Audit Committee Financial Expert?

Our Board of Directors has determined that Howard A. Silver meets the qualifications of an audit committee financial expert as defined by the applicable SEC rules.

How does the Board of Directors select director nominees?

At the Annual Meeting, common stockholders are being asked to elect Mark O. Decker, John A. Good, Rebecca Owen, Howard A. Silver and Dr. Harry J. Thie to serve until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified. At the Annual Meeting, holders of our Series A Preferred Stock are being asked to elect James D. Dondero to serve until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Director Nomination Policy

The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of Directors of nominees for election as directors. In accordance with the Nominating and Corporate Governance Committee charter and our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee develops guidelines and criteria for the selection of candidates for directors of the Board of Directors, which include those described below under “Minimum Director Qualifications.” The Nominating and Corporate Governance Committee considers whether a potential candidate for director has the time available, in light of other business and personal commitments, to perform the responsibilities required for effective service on the Board of Directors. Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for board membership suggested by its members and the chairman of the Board of Directors and CEO, as well as stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends the nominees for directorship to the Board of Directors. Taking the Nominating and Corporate Governance Committee’s recommendation into consideration, the Board of Directors then approves the nominees for directorship for stockholders to consider and vote upon at the annual stockholders’ meeting. Notwithstanding the foregoing, if we are legally required by contract or otherwise to permit a third party to designate one or more of the directors to be elected (for example, pursuant to rights contained in the Series A Articles Supplementary for the holders of the Series A Preferred Stock, voting as a single class, to nominate and elect one director to serve on our Board of Directors), then the nomination or election of such directors shall be governed by such requirements.

Stockholders may nominate candidates for election to the Board of Directors by submitting timely written notice to the Corporate Secretary in accordance with our Amended and Restated Bylaws. The notice must include the information set forth in the Amended and Restated Bylaws about each proposed nominee, including: (i) the name, age, business address, residence address and principal occupation or employment, (ii) the number of shares of the Company’s common stock that the nominee beneficially owns, and (iii) other information concerning the nominee as would be required in soliciting proxies for the election of that nominee. The notice must also include the information set forth in the Amended and Restated Bylaws about the stockholder making the nomination and any associated person, including information about the direct and indirect ownership of, or derivative positions in, the Company’s common stock and arrangements and understandings related to the proposed nomination or the voting of the Company’s common stock. The notice must also include a signed consent of each nominee to serve as a director of the Company, if elected. For the 2021 Annual Meeting, this notice must be received at our principal executive offices, directed to the Corporate Secretary, within the timeframe set forth under “Additional Information — How and when may I submit a stockholder proposal for the 2021 Annual Meeting?” If we do not receive a notice and the required information regarding the stockholder and any associated person by the specified deadline, the director nomination will be void and disregarded for all purposes.

The Company also will consider recommendations submitted by stockholders for director candidates. Recommendations should be directed to the Corporate Secretary.

Minimum Director Qualifications

The Nominating and Corporate Governance Committee, along with our Board of Directors, is responsible for determining the skills and characteristics required of each director and director nominee for effective board service. In determining director or director nominee qualifications, general requirements applicable to all directors, as well as individual skills and experiences that should be represented on the Board of Directors as a whole, but not necessarily by each director, are considered.

The Nominating and Corporate Governance Committee considers each director nominee’s integrity, judgment, experience, independence, material relationships with us, time availability, service on other boards of directors and their committees, or any other characteristics that may prove relevant at any given time as determined by the Nominating and Corporate Governance Committee. A director or director nominee’s knowledge and/or experience in areas such as, but not limited to, real estate investing or other related industries, REITs, management, leadership, public companies, equity and debt capital markets, and public company financial accounting are likely to be considered both in relation to the individual’s qualification to serve on our Board of Directors and the needs of our Board of Directors, as a whole.

The Nominating and Corporate Governance Committee seeks to provide diversity on our Board of Directors with a depth of experience and differences in viewpoints and skills. While the Nominating and Corporate Governance Committee does not have a policy about diversity as it pertains solely to our Board of Directors, all of our directors are participants, along with our employees, in our Code of Ethics and Business Conduct (“Code of Conduct”) (as discussed below), which embodies diversity as a tremendous asset and one which should be actively embraced. The Nominating and Corporate Governance Committee seeks to embody the spirit of our Code of Conduct by valuing a diversity of experiences and perspectives in our directors and director nominees.

Members of the Nominating and Corporate Governance Committee as well as other members of our Board of Directors and members of executive management may meet with directors or director nominees for purposes of determining their qualifications.

What was the role of the Special Committee?

Pursuant to the management agreement by and among the Company, the Operating Company and the Manager (as amended and restated, the “Management Agreement”), the Manager was required to make an offer with respect to a potential internalization transaction by the third quarter of 2019. Furthermore, the Management Agreement required that such offer be reviewed and, as applicable, approved or countered by a special committee of the Board of Directors consisting solely of independent directors. In anticipation of an offer from the Manager, the Board of Directors formed the Special Committee that consisted of all of the Company’s independent directors. The Manager made an offer regarding an internalization transaction, which commenced negotiations between the representatives of the Manager and the Special Committee. The terms of the Internalization were determined on the basis of such negotiations. Each member of the Special Committee received a $50,000 retainer for his or her service on the Special Committee, and Dr. Thie received an additional $20,000 retainer for his service as the chair of the Special Committee.

Can I communicate directly with the Board of Directors?

Yes. Stockholders and other interested parties may communicate in writing with our Board of Directors, any of its committees, its independent directors, or any individual director by using the following address:

Corporate Secretary
ATTN: {Group or director to whom you are addressing}
Jernigan Capital, Inc.
6410 Poplar Avenue, Suite 650
Memphis, TN 38119

All letters addressed to our Board of Directors or its committees will be forwarded to the appropriate chair. Letters addressed to the independent directors will be forwarded to our lead independent director. Letters addressed to individual directors will be forwarded to the addressee.

Do we have a Code of Conduct?

Our Board of Directors has adopted our Code of Conduct, which is applicable to our executive officers, including the CEO, President and Chief Investment Officer (“CIO”), and Chief Financial Officer (“CFO”), directors, officers and employees, as well as our directors. The Code of Conduct is available in the Corporate Governance link on the Investor Relations page of our website at http://investors.jernigancapital.com. We intend to post amendments to or waivers from our Code of Conduct (to the extent applicable to our CEO, CFO or Principal Accounting Officer) at this location on our website.

What role does the Board of Directors play in risk management?

Both the Board of Directors as a whole and its respective committees serve an active role in overseeing management of our risks. Our Board of Directors regularly reviews, with our executive officers, and outside advisors, information regarding our strategy and key areas of the company including operations, finance, legal and regulatory, as well as the risks associated with each. Our executive officers and appropriate personnel as well as outside advisors also periodically meet with each committee and make representations associated with the risks relevant to the respective committee’s area of focus. The Compensation Committee is responsible for overseeing the management of risks relating to any executive compensation plan and reviewing the risks associated with our overall compensation practices. The Audit Committee oversees risks associated with financial matters such as accounting, internal controls over financial reporting, tax (including REIT compliance), fraud and cyber security assessment and financial policies. The Nominating and Corporate Governance Committee manages risks associated with corporate governance policies, the independence of our Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our Board of Directors is regularly informed through committee reports about such risks.

Has the Company adopted stock ownership guidelines for its officers and directors?

Yes. On February 21, 2020, our Board of Directors, upon the recommendation of the Compensation Committee, adopted Stock Ownership Guidelines (the “Guidelines”). The Guidelines apply to executive officers and certain non-employee directors of the Company. Our Board of Directors believes that our executive officers and non-employee directors should acquire and maintain a material equity position in the Company to promote (i) the further alignment of the interests of such individuals and the Company’s stockholders, (ii) the creation of value for the Company’s stockholders and (iii) the accountability of such individuals for the performance of the Company. The Guidelines are not applicable to any director designated by a stockholder of the Company pursuant to a contractual arrangement with the Company if (i) the compensation payable to such director for his or her service as a director of the Company is required by regulation, rule or policy of the stockholder designating any such director to be paid solely in cash or paid or transferred to such stockholder pursuant to the internal policies of such stockholder or (ii) such director waives all compensation payable to such director for his or her service as a director of the Company. As a result, the Guidelines do not currently apply to Mr. Dondero.

Specifically, the Guidelines require that, within five years from the date the Guidelines were adopted, our executive officers and non-employee directors must satisfy the ownership requirements set forth in the table below. For more than three years, John A. Good, our Chairman and Chief Executive Officer, has satisfied the Guideline to acquire and maintain a value of Qualified Securities of 5x his current annual base salary.

Position	Value of Qualified Securities
Chief Executive Officer	5x current annual base salary
President and Chief Investment Officer	3x current annual base salary
Senior Vice Presidents	3x current annual base salary
Non-Employee Director	4x current annual cash retainer

Participants may satisfy the minimum ownership requirements with the following securities, whether owned directly or indirectly (“Qualified Securities”):

•	Shares of the Company’s common stock and common units of limited liability company interest in the Operating Company (“OC Units”) that are redeemable for shares of common stock on a 1 for 1 basis at the election of the Company;
•	Time-vesting (i) restricted shares of common stock, (ii) stock units or LTIP Units (as defined under the Amended and Restated Limited Liability Company Agreement of the Operating Company, as amended), or (iii) similar time-vesting equity awards granted under the Company’s equity incentive plans, whether or not currently vested; and
•	Performance-vesting restricted shares of Common Stock, stock units or LTIP Units (or similar performance-vesting equity awards granted under the Company’s equity incentive plans) for which the relevant performance targets have been determined to have been met.

For purposes of the Guidelines, (i) indirect ownership includes Qualified Securities that would be beneficially owned and reported for purposes of the stock ownership table in the Company’s proxy statement and Qualified Securities reportable in Table 1 of Forms 3, 4 or 5 under the Securities Exchange Act of 1934, as amended, and (ii) neither (A) stock options nor (B) performance-vesting (w) restricted shares, (x) share units, (y) LTIP Units or (z) similar performance-vesting equity awards granted under the Company’s equity incentive plans for which the relevant performance targets have not been met shall be counted toward satisfying ownership requirements.

Compliance with the Guidelines will be measured on January 31 of each year, with the first measurement having occurred on January 31, 2020. Each participant must meet the applicable ownership requirement within five years of the later of (i) the adoption of the Guidelines by the Board and (ii) the date the participant became subject to the Guidelines. If a participant becomes subject to a greater ownership requirement due to an amendment to the Guidelines, a promotion or an increase in base salary (or, in the case of non-employee directors, an increase in the annual cash retain or annual equity award), and the participant does not satisfy such requirement at that time, the participant must meet such increased ownership requirement within three years of the date of such amendment to the Guidelines, promotion or increase in base salary, annual retainer or annual equity award. The value of each individual’s Qualifying Securities as of January 31 of each year will be determined based on the higher of (i) the closing price of our common stock on the last trading day of the immediately preceding fiscal year and (ii) the volume-weighted average price of our common stock for the 30 days immediately preceding January 31 of the applicable year. To promote compliance with the Guidelines, participants must retain 100% of the net shares or LTIP Units received from any awards granted under our equity incentive plans for a period of one year after the vesting of such awards and, if a participant is not in compliance with the applicable minimum ownership requirement after such time period, must retain 100% of the shares or units until the applicable ownership requirement is met.

What is our policy with respect to hedging transactions by employees and directors?

Our insider trading policy strictly prohibits employees and directors from engaging in (i) trading in call or put options involving the Company’s securities and other derivative securities, (ii) engaging in short sales of the Company’s securities and (iii) holding the Company’s securities in a margin account.

How do we address corporate sustainability?

We recognize the importance of environmental and social considerations in conducting our business. We strive to conduct our business in a socially responsible manner that balances consideration of environmental and social issues with creating long-term value for our Company and our stockholders. We are committed to improving our natural resource efficiency and demonstrating that the operation and development of our properties can be conducted in an environmentally responsible and sustainable manner. When feasible, we seek to finance and acquire sustainably developed facilities and we partner with third-party managers who have active sustainability programs. For example, one of our facilities is built entirely out of recycled shipping containers and another facility utilizes solar panels to source energy.

What is the role of the Compensation Committee?

The Compensation Committee’s charter can be found in the Governance Documents section in the Corporate Governance link on the “Investor Relations” page of our website at http://investors.jernigancapital.com. The Compensation Committee reviews its charter on an annual basis and, if necessary, recommends changes to the charter to our Board of Directors for approval. In connection with the completion of the Internalization (as defined below), the Board of Directors, upon recommendation from the Compensation Committee, adopted a new Compensation Committee charter in order to make certain updates to reflect the fact that the Company is now internally managed.

The Compensation Committee consists of Messrs. Decker, Dondero and Silver, Ms. Owen and Dr. Thie, each of whom is an independent director as affirmatively determined by our Board of Directors. Our Board of Directors consults with legal counsel to ensure that our Board of Directors’ determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NYSE, as in effect from time-to-time.

The Compensation Committee may form and delegate authority to sub-committees or, to the extent permitted under applicable laws, regulations and NYSE rules, to any other independent director or committee comprised entirely of independent directors. The Compensation Committee may consult with or obtain input from management, but, except as expressly provided in its charter, shall not delegate any of its responsibilities to management.

Ms. Owen, as chair of the Compensation Committee, is responsible for setting the agenda for meetings. The Compensation Committee may form and delegate any of its responsibilities to a subcommittee comprised of two or more members of the Compensation Committee. To date, the Compensation Committee has formed no such subcommittees and made no such delegation of its responsibilities. Prior to February 2020, Mr. Decker served as chair of the Compensation Committee.

Roles of Executives in Establishing Compensation. While Mr. Good, our Chairman and CEO, participates in general meetings of the Compensation Committee, he does not participate in executive sessions nor does he participate in any discussions regarding his own compensation. Annually, upon request from the Compensation Committee, Mr. Good will provide the Compensation Committee with data pertinent to his, the President and CIO’s and the CFO’s compensation. This information may from time-to-time include peer executive compensation levels, achievement of individual performance objectives or data pertinent to any annual base salary increase. The Compensation Committee utilizes this information, along with input from committee members and, at times, outside consultants in providing input regarding the compensation levels of our executive officers. Mr. Good also provides data pertinent to the terms of our stock-based compensation plans to the Compensation Committee, upon their request. At the end of any incentive or bonus plan measurement period, Mr. Good, prepares and presents to the Compensation Committee the preliminary results of the plan for the committee’s review and, if necessary, further evaluation and/or adjustment. All stock-based compensation plans are ultimately developed and adopted by the Compensation Committee.

Use of Compensation Consultant. The Compensation Committee has the power and authority to hire outside advisors or consultants to assist the committee in fulfilling its responsibilities, at our expense and upon terms established by the Compensation Committee. The Compensation Committee engaged FPL Associates L.P. (“FPL”) as a compensation consultant in connection with the negotiation of the terms of the Internalization. FPL advised the Compensation Committee with respect to the employment agreements entered into with Mr. Good and Mr. Perry as described under “Compensation of Named Executive Officers” below. FPL also advised the Compensation Committee with respect to other executive officer and director compensation matters in light of the Company becoming internally managed. Neither FPL nor any other compensation consultant assisted the Compensation Committee with respect to executive officer and director compensation for 2019 or any prior year.

Director Compensation

For the year ended December 31, 2019, each of our independent directors (excluding Mr. Dondero, who receives no compensation for his service on our Board of Directors) received an annual base retainer of $50,000. The Chair of the Audit Committee received an additional annual retainer of $25,000.

Each independent director who is elected by the holders of our common stock receives the annual base retainer for his services in cash in quarterly installments in conjunction with quarterly meetings of the Board of Directors, which annual base retainer is pro-rated for partial years. For the year ended December 31, 2019, in addition to the annual retainer, each independent director received an annual equity award of unrestricted shares of our common stock with an aggregate value of approximately $50,000 under our Second Amended and Restated 2015 Equity Incentive Plan. We also reimburse all of our directors (including Mr. Good) for their reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings. Mr. Good does not receive any additional compensation for serving on our Board of Directors.

Each independent director who is elected by the holders of our Series A Preferred Stock is not entitled to compensation for service as a director, but is entitled to reimbursement for reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings.

Director Compensation Table

The following table provides information on the compensation of our directors for the fiscal year ended December 31, 2019, other than Mr. Good, who received no separate compensation for his service as a director. For information related to the compensation of Mr. Good, please refer to “Compensation of Executive Officers — Summary Compensation Table.”

Name	Fees Paid In Cash		Stock Awards(1)	All Other Compensation	Total
Randall L. Churchey(2)	$37,500		$50,979	$—	$88,479
Mark O. Decker	100,000	(3)	50,979	—	150,979
James D. Dondero*	—		—	—	—
Dean Jernigan(4)	—		—	14,351	14,351
Rebecca Owen	100,000	(5)	50,979	—	150,979
Howard A. Silver	125,000	(6)	50,979	—	175,979
Dr. Harry J. Thie	120,000	(7)	50,979	—	170,979
(1)	Represents the grant date fair value of $21.73 per share on May 2, 2019, resulting in 2,346 unrestricted shares of common stock issued to each of Mr. Churchey, Mr. Decker, Ms. Owen, Mr. Silver and Dr. Thie.
(2)	Mr. Churchey resigned from the Board on October 11, 2019. As such, he only received compensation for three meetings.
(3)	In addition to his $50,000 cash retainer, Mr. Decker received an additional cash retainer of $50,000 for his service on the Special Committee.
(4)	Mr. Jernigan was the Executive Chairman of the Board until his retirement effective December 31, 2019 and is the sole member of the Board of Managers of the Manager. Mr. Jernigan received no fees for his service as Executive Chairman of the Board. For 2019, the Company paid group insurance premiums for Mr. Jernigan, the amount of which is reflected in the table above in the “All Other Compensation” column. At December 31, 2019, Mr. Jernigan had a 51.0% interest in operating cash flows of the Manager, and members of his family collectively had a 44% interest in operating cash flows of the Manager.
(5)	In addition to her $50,000 cash retainer, Ms. Owen received an additional cash retainer of $50,000 for her service on the Special Committee.
(6)	In addition to his $50,000 cash retainer, Mr. Silver received an additional cash retainer of $25,000 for his service as the Chairman of the Audit Committee and $50,000 as additional cash retainer for his service on the Special Committee.
(7)	In addition to his $50,000 cash retainer, Dr. Thie received an additional cash retainer of $50,000 for his service on the Special Committee and an additional $20,000 retainer for his services as chair of the Special Committee.
*	James D. Dondero receives no compensation for his position on the Board of Directors or its committees.

2020 Non-Employee Director Compensation

In late 2019 and early 2020, in consultation with FPL, the Compensation Committee undertook a comprehensive review of director compensation. For 2020, the Board of Directors, upon recommendation from the Compensation Committee, approved increases to director compensation. Each non-employee director, other than Mr. Dondero, will receive a base retainer of $50,000. The chair of the Audit Committee will receive an additional $25,000 retainer, the chairs of the Compensation Committee and the Nominating and Corporate Governance Committee will receive an additional $10,000 retainer and the lead independent director will receive an additional $20,000 retainer. Additionally, each independent director who is elected by the holders of our common stock will receive an annual equity award of unrestricted shares of our common stock with an aggregate value of approximately $60,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Policy

We have adopted a Code of Conduct, which specifies our policy relating to conflicts of interest. The Code of Conduct states that a “conflict of interest” occurs when an individual’s private interests interfere or appear to interfere with the interests of the company as a whole. Under the Code of Conduct, an employee who becomes aware of any situation or transaction involving an actual or potential conflict of interest must report it to the Chairman of the Board of Directors. The Chairman’s determination as to whether a conflict exists or is harmful will be conclusive. Waivers for executive officers or directors can only be made by the Board of Directors or an authorized committee of the Board of Directors. The Board of Directors has delegated to the Audit Committee the authority to waive provisions of the Code of Conduct. The Nominating and Corporate Governance Committee, as well as the full Board of Directors, reviews the independence and qualifications of each Director and Director nominee, considers questions of possible conflicts of interest between members of the Board of Directors or management and the Company and its subsidiaries, and monitors all other activities of members of the Board of Directors and management that could interfere with such individual’s duties to the Company. All transactions involving related parties must be approved by the Audit Committee.

Related Party Transactions

Series A Dividends to Highland. For the first three fiscal quarters of the fiscal years 2018, 2019 and 2020 and for the first fiscal quarter of 2021, we have declared and paid or will declare and pay, as applicable, an Aggregate Stock Dividend (as defined in the Series A Articles Supplementary) equal to $2,125,000 (the “Target Stock Dividend”). For the last fiscal quarter of each of 2018, 2019 and 2020 and for the second fiscal quarter of 2021, we have or will compute the cumulative Aggregate Stock Dividend for all periods after December 31, 2017 through the end of such fiscal quarter equal to 25% of the incremental increase in our book value (as adjusted for equity capital issuances, share repurchases and certain non-cash expenses) plus, to the extent we own equity interests in income-producing real property, the incremental increase in net asset value (provided, however, that no interest in the same real estate asset will be double counted) (the “Computed Stock Dividend”), and have or will declare and pay for such quarter an Aggregate Stock Dividend equal to the greater of the Target Stock Dividend or the Computed Stock Dividend minus the sum of all Aggregate Stock Dividends declared and paid for all fiscal quarters after December 31, 2018 and before the fiscal quarter for which such payment is computed, in each case subject to an amount that would, together with the Cash Distribution (as defined in the Series A Articles Supplementary), result in a 14.0% internal rate of return for the holders of the Series A Preferred Stock from the date of issuance of the Series A Preferred Stock.

Relationship with Manager

As of December 31, 2019, the Company did not have any employees. Prior to the completion of the Internalization, the Company relied on the personnel, properties and resources of the Manager to conduct its operations. The Company and the Manager were parties to the Management Agreement, which was originally entered into on April 1, 2015 and was amended and restated on May 23, 2016, April 1, 2017 and November 1, 2017. Pursuant to the Management Agreement, the Manager was responsible for (a) the Company’s day-to-day operations (including finance, accounting and investor relations), (b) determining investment criteria and strategy in conjunction with the Company’s Board of Directors, (c) sourcing, analyzing, originating, underwriting, structuring, and acquiring the Company’s portfolio investments, (d) sourcing, analyzing, procuring and managing the Company’s capital and (e) performing portfolio management duties. The Manager had an Investment Committee that approved investments in accordance with the Company’s investment guidelines, investment strategy, and financing strategy. The Management Agreement was in place as of December 31, 2019, but is of no further force and effect as a result of the Internalization.

Management Fees

Pursuant to the Management Agreement, the Company paid the Manager a base management fee in an amount equal to 0.375% of the Company’s stockholders’ equity (a 1.5% annual rate) calculated and payable quarterly in arrears in cash. For purposes of calculating the base management fee, the Company’s stockholder’s equity means: (a) the sum of (i) the net proceeds from all issuances of the Company’s equity securities since its IPO (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance), plus (ii) the Company’s retained earnings at the end of the most recently completed fiscal quarter (without taking into account any non-cash equity compensation expense incurred in current or prior periods); less (b) any amount that the Company pays to repurchase its common stock since its IPO. If the Company’s retained earnings are in a net deficit position (following any required adjustments set forth below), then retained earnings shall not be included in stockholders’ equity. Retained earnings also excludes (x) any unrealized gains and losses and other non-cash items that have impacted stockholders’ equity as reported in the Company’s financial statements prepared in accordance with accounting principles generally accepted in the United States, or GAAP, and (y) one-time events pursuant to changes in GAAP (such as a cumulative change to the Company’s operating results as a result of a codification change pursuant to GAAP), and certain non-cash items not otherwise described above (such as depreciation and amortization), in each case after discussions between the Manager and the Company’s independent directors and approval by a majority of the Company’s independent directors. As a result, the Company’s stockholders’ equity for purposes of calculating the base management fee could be greater or less than the amount of stockholders’ equity shown on its financial statements. The base management fee is payable independent of the performance of the Company’s portfolio. The

Manager computed the base management fee within 30 days after the end of the fiscal quarter with respect to which such installment is payable and promptly delivered such calculation to the Company’s Board of Directors. The amount of the installment shown in the calculation is due and payable no later than the date which is five business days after the date of delivery of such computation to the Board of Directors. The base management fee was $8.3 million, for the year ended December 31, 2019. We paid a prorated management fee of $1.2 million to the Manager for the period during the first quarter of 2020 prior to the completion of the Internalization and will no longer pay management fees going forward.

Incentive Fee

The Manager was also able to earn an incentive fee each fiscal quarter (or part thereof that the Management Agreement is in effect) payable in arrears in cash. The incentive fee will be an amount, not less than zero, determined pursuant to the following formula:

Incentive Fee = .20 times (A minus (B times .08)) minus C

In the foregoing formula:

•	A equals the Company’s Core Earnings (as defined below) for the previous 12-month period;
•	B equals (i) the weighted average of the issue price per share of the Company’s common stock of all of its public offerings of common stock, multiplied by (ii) the weighted average number of all shares of common stock outstanding (including (i) any restricted stock units and any restricted shares of common stock in the previous 12-month period and (ii) shares of common stock issuable upon conversion of outstanding OC Units); and
•	C equals the sum of any incentive fees earned by the Manager with respect to the first three fiscal quarters of such previous 12-month period.

Notwithstanding application of the incentive fee formula, any incentive fee earned shall not be paid with respect to any fiscal quarter unless cumulative annual stockholder total return for the four most recently completed fiscal quarters is greater than 8%. Any computed incentive fee earned but not paid because of the foregoing hurdle will accrue until such 8% cumulative annual stockholder total return is achieved. The total return is calculated by adding stock price appreciation (based on the volume-weighted average of the closing price of our common stock on the NYSE (or other applicable trading market) for the last ten consecutive trading days of the applicable computation period minus the volume-weighted average of the closing market price of our common stock for the last ten consecutive trading days of the period immediately preceding the applicable computation period) plus dividends per share paid during such computation period, divided by the volume-weighted average of the closing market price of the our common stock for the last ten consecutive trading days of the period immediately preceding the applicable computation period. For purposes of computing the Incentive Fee, “Core Earnings” is defined as (1) net income (loss) determined under GAAP, plus (2) non-cash equity compensation expense, the incentive fee, depreciation and amortization, plus (3) any unrealized losses or other non-cash expense items reflected in GAAP net income (loss), less (4) any unrealized gains reflected in GAAP net income (including any unrealized appreciation with respect to self-storage facilities that we have not yet acquired). The amount will be adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges after discussions between the Manager and our independent directors and after approval by a majority of the independent directors. In addition, with respect to any self-storage facility acquired by us with respect to which we had an outstanding loan as of the time of such acquisition, the amount of Core Earnings determined pursuant to the formula above in the period of such acquisition shall also be increased by the difference between (A) the appraised value, as determined by a nationally recognized, independent third-party appraiser mutually agreed to by us and the Manager who has significant expertise in valuing self-storage properties, and (B) (i) the outstanding principal amount of any one of our loans secured by such acquired self-storage facility at the time of such acquisition plus (ii) any other consideration given to the former owner upon such acquisition. This addition is intended to include in Core Earnings the amount of the Company’s unrealized gain on account of its acquisition of a self-storage facility without such facility being sold to a third party buyer in the open market.

The Manager computed the incentive fee each quarter within 45 days after the end of the fiscal quarter that is currently payable and if an incentive fee results, promptly delivers such calculation to our Board of Directors. The amount of any incentive fee shown in the calculation is due and payable no later than the date which is five business days after the date of delivery of such computation to the Board of Directors. No incentive fee was earned for any quarter in the year ended December 31, 2019.

Internalization

On December 16, 2019, the Company, the Operating Company, the Manager, Dean Jernigan, John A. Good and Jonathan Perry entered into an Asset Purchase Agreement (the “Purchase Agreement”) providing for the acquisition by the Operating Company of substantially all of the operating assets and liabilities of the Manager (the “Internalization”). A special committee of the Board, consisting solely of all of the independent and disinterested directors (the “Special Committee”), negotiated the terms of the Internalization on behalf of the Company and the Operating Company. The Purchase Agreement and the Internalization were unanimously approved by the Special Committee, and, upon recommendation by the Special Committee, by the Company’s Board of Directors. On February 20, 2020, the Company held a special meeting of common stockholders, at which the Company’s common stockholders approved the proposal necessary for the completion of the Internalization.

On February 20, 2020, the Company completed the Internalization pursuant to the Purchase Agreement, and the Operating Company issued to the Manager 1,794,872 OC Units. In addition, if either (a) the Company’s common stock trades at or above a daily volume weighted average price of $25.00 per share for at least 30 days during any 365-day period prior to December 31, 2024 or (b) there is a change of control of the Company (as defined in the Purchase Agreement) prior to December 31, 2024 that is approved by the Company’s board of directors and the common stockholders of the Company, the Operating Company will issue an additional 769,231 Common OC Units (the “Earn Out Units”) to the Manager. The OC Units issued in the Internalization are Class B OC Units, so the initial distributions payable on the OC Units issued in the Internalization will be prorated for the number of days during the initial distribution period that such OC Units are outstanding. The Class B Common OC Units are otherwise identical to Class A OC Units and will automatically convert to Class A OC Units following the initial distribution period. Upon the closing of the Internalization, Mr. Jernigan and certain of his affiliates received an aggregate of 1,538,462 OC Units, Mr. Good received 179,487 OC Units and Mr. Perry received 76,923 OC Units. If the Earn Out Units become issuable, Mr. Jernigan and certain of his affiliates will be entitled to 615,385 of the Earn Out Units, Mr. Good will be entitled to 76,923 of the Earn Out Units and Mr. Perry will be entitled to 76,923 of the Earn Out Units.

Upon completion of the Internalization, the Company’s current employees, who were previously employed by our former Manager, became employed by the Company and the functions previously performed by the Manager were internalized by the Company. As an internally managed company, the Company will no longer pay the Manager any fees or expense reimbursements arising from the Management Agreement.

Relationship between Mr. Jernigan and Mr. Perry

Mr. Perry, our President and CIO, is the son-in-law of Mr. Jernigan, our former Executive Chairman, who retired effective December 31, 2019. For information about Mr. Perry’s compensation for the year ended December 31, 2019, see “Compensation of Executive Officers.”

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners

Common Stock

The number of shares of our common stock owned and percentage ownership in the following table is based on 23,271,859 shares of common stock outstanding on March 9, 2020. The following table sets forth information as of March 9, 2020, regarding each person known to us to be the beneficial owner of more than five percent of our common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
The Vanguard Group(1)	2,300,596	9.9%
BlackRock, Inc.(2)	2,217,821	9.5%
Ranger Global Real Estate Advisors, LLC(3)	1,266,799	5.4%
(1)	The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by the beneficial owner on February 12, 2020. The Schedule 13G/A indicates that the entity has sole voting power over 23,009 shares, shared voting power over 5,285 shares, shared dispositive power over 24,010 shares and sole dispositive power over 2,276,586 shares. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(2)	The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by the beneficial owner on February 5, 2020. The Schedule 13G/A indicates that the entity has sole voting power over 2,180,369 shares and sole dispositive power over 2,217,821 shares. The principal business address of Black Rock, Inc. is 55 East 52nd Street New York, New York 10055.
(3)	The indicated ownership is based solely on a Schedule 13G filed with the SEC by the beneficial owner on February 18, 2020. The Schedule 13G indicates that the entity has sole voting power over 1,266,799 shares and sole dispositive power over all 1,266,799 shares. The principal business address of Ranger Global Real Estate Advisors, LLC is 1515 Wynkoop Street, Suite 360, Denver, CO 80202.

Series A Preferred Stock

The number of shares of our Series A Preferred Stock owned and percentage ownership in the following table is based on 135,625 shares of Series A Preferred Stock outstanding on March 9, 2020. The following table sets forth information as of March 9, 2020, regarding each person known to us to be the beneficial owner of our Series A Preferred Stock.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
NexPoint Strategic Opportunities Fund	76,500	56.4%
NREF OP IV REIT SUB, LLC	40,000	29.5%
Highland Income Fund	17,215	12.7%
NexPoint Real Estate Strategies Fund	1,910	1.4%
(1)	The principal business address of each of NexPoint Strategic Opportunities Fund, NREF OP IV REIT SUB, LLC, Highland Income Fund, and Nexpoint Real Estate Strategies Fund is 300 Crescent Court, Suite 700 Dallas, TX 75201.

Security Ownership of Management and Directors

The number of shares of common stock owned and percentage ownership in the following table is based on 23,271,859 shares of common stock and 1,877,398 OC Units outstanding on March 9, 2020. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Unless otherwise indicated, we believe that the persons identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

The following table sets forth the beneficial ownership of our common stock and OC Units as of March 9, 2020 by (i) each director, (ii) each director nominee, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors, nominees and executive officers as a group as of March 9, 2020. Except as otherwise indicated, the address of each officer, director and/or nominee listed below is c/o Jernigan Capital, Inc., 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of All Shares(1)	Number of OC Units Beneficially Owned		Percentage of All Shares and OC Units(1)(2)
Named Executive Officers (“NEOs”)
John A. Good	299,247	(3)	1.3%	179,487	(8)(9)	1.9%
Kelly P. Luttrell	36,592	(4)	*	—		*
Jonathan L. Perry	63,428	(5)	*	76,923	(9)	*
Independent Directors
Mark O. Decker	24,151		*	—		*
James Dondero	—	(6)	*	—		*
Rebecca Owen	2,346		*	—		*
Howard A. Silver	20,661		*	—		*
Dr. Harry J. Thie	24,180	(7)	*	—		*
All NEOs and directors as a group (8 Persons)	470,605		2.0%	256,410		2.9%
*	Less than 1% of our outstanding common stock.
(1)	Based on an aggregate of 23,271,859 shares of our common stock outstanding as of March 9, 2020.
(2)	Based on an aggregate of 1,877,398 OC Units outstanding as of March 9, 2020.
(3)	Includes 99,535 shares of unvested restricted common stock.
(4)	Includes 21,651 shares of unvested restricted common stock.
(5)	Includes 49,970 shares of unvested restricted common stock.
(6)	Shares owned directly by Mr. Dondero. Does not include 439,264 shares of common stock owned by NexPoint Advisors, L.P., of which Mr. Dondero is the founder and president of NexPoint Advisors, L.P, which is the entity that manages the holders of our Series A Preferred Stock, or 238,611 shares of common stock owned by Highland Capital Management Fund Advisors, a LP, a limited partnership owned and controlled by Mr. Dondero.
(7)	Includes 2,000 shares of common stock owned by Dr. Thie’s wife.
(8)	Mr. Good intends to pledge his OC Units as collateral for a personal line of credit.
(9)	Excludes Earn Out Units that may be issued if certain thresholds are met as described under “Certain Relationships and Related Transactions—Internalization”.

ADDITIONAL EXECUTIVE OFFICERS

In addition to Messrs. Jernigan and Good, who are director nominees, the following individuals also served as executive officers of the Company in 2019:

JONATHAN L. PERRY

Mr. Perry, age 46, has served as our President since October 2018 and also as CIO since June 2018. Mr. Perry previously served as the Company’s Executive Vice President from June 2018 to October 2018. From 2008 until joining the Company in 2018, Mr. Perry held several positions at CubeSmart, a publicly-traded self-storage REIT, most recently as Senior Vice President and Chief Investment Officer. Mr. Perry began his career at Storage USA in February 1998, serving in a variety of roles until the company’s sale in 2002 to GE Capital. After a period with GE Capital following the Storage USA acquisition, Mr. Perry partnered with Mr. Jernigan in a private investment partnership that owned and operated self-storage facilities.

KELLY P. LUTTRELL

Ms. Luttrell, age 40, has served as our Senior Vice President, CFO and Treasurer since May 2017 and also as Corporate Secretary since March 2018. Ms. Luttrell previously served as the Company’s Corporate Controller from September 2015 to May 2017 and Vice President of Financial Reporting from July 2016 to May 2017. Prior to joining the Company, from February 2014 through September 2015, Ms. Luttrell served as Controller and Finance Director of MicroPort Orthopedics, Inc., a global medical device manufacturer. From January 2003 to February 2014, Ms. Luttrell was in the audit practice at Ernst & Young. Ms. Luttrell obtained a masters of accountancy and a bachelor’s degree in business administration from Baylor University and is a certified public accountant.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Overview

The following provides compensation information pursuant to the scaled disclosure rules applicable to emerging growth companies under SEC rules and the JOBS Act.

The compensation of Messrs. Good and Perry and Ms. Luttrell identified in our Summary Compensation Table, whom we refer to as NEOs, consists of a combination of base salary, bonuses, other benefits and equity-based compensation.

During the fiscal year ended December 31, 2019, we were an externally managed REIT, and all personnel who provided services to us were employees of the Manager and were compensated by the Manager. We currently employ Mr. Good, our CEO, Ms. Luttrell, our Senior Vice President and CFO, and Mr. Perry, our President and CIO. Messrs. Good and Perry and Ms. Luttrell would have been our named executive officers for the year ended December 31, 2019 if all were directly compensated by us. Mr. Good was party to an executive employment agreement with the Manager pursuant to which he was paid a base salary. Each of Ms. Luttrell and Mr. Perry was paid a base salary and a cash bonus stated as a target percentage of base salary. Mr. Good’s employment agreement with the Manager was terminated upon the closing of the Internalization. Upon the closing of the Internalization, each of the former employees of the Manager, including Messrs. Good and Perry and Ms. Luttrell, became employees of the Company. As described below, in connection with the Internalization, Messrs. Good and Perry entered into new employment agreements with the Company.

Under the Management Agreement with the Manager, until the completion of the Internalization on February 20, 2020, the Manager received a base management fee equal to 1.5% per annum of our stockholders’ equity plus incentive fees equal to 20% of the excess of our Core Earnings, as defined in the Management Agreement, over an 8% return on our paid-in capital. In addition, the Management Agreement required that we reimburse to the Manager all expenses incurred by the Manager for our benefit, including compensation paid to all employees except the salary and cash bonuses of our CEO and CFO and certain other expenses agreed to by the Manager. Disclosure of these compensation arrangements and their impact on us are set forth in the Summary Compensation Table below and accompanying footnotes.

Summary Compensation Table

The following table sets forth a summary of all compensation earned, awarded or paid, as applicable, by Jernigan Capital, Inc. and the Manager to our NEOs in the fiscal years ended December 31, 2019 and 2018:

Name and Principal Position	Year	Salary	Bonus	Stock Awards(5)	All Other Compensation(6)	Total
John A. Good(1)(2)	2019	$400,000	$100,000	$1,086,500	$149,417	$1,735,917
Chairman and Chief Executive Officer	2018	400,000	100,000	287,250	176,751	964,001

Kelly P. Luttrell(1)(3)	2019	305,000	155,000	217,300	51,021	728,321
Senior Vice President and Chief Financial Officer	2018	285,000	105,000	—	52,736	442,736

Jonathan Perry(1)(4)	2019	385,000	335,750	434,600	90,547	1,245,897
President and Chief Investment Officer	2018	218,750	318,750	595,500	118,303	1,251,303
(1)	Mr. Good, our Chairman and Chief Executive Officer, and Mr. Perry, our President and Chief Investment Officer, have interests in the Manager. For more information about the consideration received by Messrs. Good and Perry, see “Certain Relationships and Related Transactions—Internalization.” During 2019, the Manager earned $8.3 million in Management Fees and no Incentive Fees. Of that amount, the Manager paid all of Mr. Good’s salary, bonus, 401(k) contribution and car allowance ($531,071) and all of Ms. Luttrell’s salary, bonus, and 401(k) contribution ($470,306), for an aggregate of $1,001,377.
(2)	Mr. Good’s 2019 salary and bonus were paid by the Manager. Mr. Good was granted 50,000 shares of restricted common stock on May 2, 2019 under the Second Amended and Restated 2015 Equity Incentive Plan. Such shares vest ratably over three years from the date of grant. Mr. Good was granted 15,000 shares of common stock on May 2, 2018 under the Amended and Restated 2015 Equity Incentive Plan. All of the shares granted in 2018 were vested at grant.
(3)	Ms. Luttrell’s base salary was increased from $300,000 to $310,000 on July 1, 2019, and her target bonus opportunity in 2019 was increased from $150,000 to $155,000. Ms. Luttrell’s 2019 salary and bonus were paid by the Manager and not reimbursed by us. Ms. Luttrell was granted 10,000 shares of restricted common stock on May 2, 2019 under the Second Amended and Restated 2015 Equity Incentive Plan. Such shares vest over three years from the date of grant, with 25% vesting on the first and second anniversary dates and 50% vesting on the third anniversary date.

(4)	Mr. Perry’s 2019 base salary and annual bonus were paid by the Manager and was reimbursed by us. In connection with his accepting employment with the Manager, Mr. Perry was granted 30,000 shares of restricted common stock on June 4, 2018 under the Amended and Restated 2015 Equity Incentive Plan. Such shares vest ratably over three years from the date of grant. Mr. Perry was granted 20,000 shares of restricted common stock on May 2, 2019 under the Second Amended and Restated 2015 Equity Incentive Plan. Such shares vest ratably over three years from the date of grant.
(5)	Amounts presented represent the grant date fair value of the shares granted to each individual times the number of shares granted on such date.
(6)	Other compensation for each named executive officer is described in the following table. All group insurance premiums were incurred by the Manager and fully reimbursed to the Manager by us.
Name	Year	Group Insurance Premiums	401(k)	Dividends on Unvested Restricted Stock	Car Allowance	Other	Total
John A. Good	2019	$13,344	$10,000	$105,001	$21,071	$—	$149,417
Kelly P. Luttrell	2019	19,715	10,306	20,999	—	—	51,021
Jonathan L. Perry	2019	19,715	1,834	49,000	19,999	—	90,547

2020 Compensation

In connection with the Internalization, the Compensation Committee, in consultation with FPL, undertook a comprehensive review of our executive compensation program. As described further below, the Company entered into employment agreements with Messrs. Good and Perry pursuant to which Mr. Good will receive a base salary of not less than $425,000 and Mr. Perry will receive a base salary of not less than $400,000. Ms. Luttrell’s base salary for 2020 is $310,000. The Compensation Committee set both individual and corporate goals for 2020 cash bonus awards. Seventy-five percent of Mr. Good’s cash bonus award will be determined based on the achievement of certain corporate goals and 25% of Mr. Good’s bonus award will be determined based on the achievement of certain individual goals. Fifty percent of Mr. Perry’s and Ms. Luttrell’s bonus awards will be determined based on the achievement of certain corporate goals and 50% of Mr. Perry’s and Ms. Luttrell’s bonus awards will be determined based on the achievement of certain individual goals. Based on each NEO’s achievement of the pre-determined goals, each NEO may receive a threshold bonus of 0.5x of the target amount, the target amount or a maximum of 1.5x the target amount. If a NEO does not meet threshold performance, then no cash bonus will be paid. The following table presents information about the 2020 cash bonus awards for each of our NEOs:

Name	Threshold Bonus	Target Bonus	Maximum Bonus
John A. Good	$212,500	$425,000	$637,500
Kelly P. Luttrell	77,500	155,000	232,500
Jonathan Perry	170,000	340,000	510,000

The Compensation Committee approved grants of time-based restricted stock awards that vest ratably over a three-year period. Mr. Good received 16,201 shares of restricted stock, Mr. Perry received 9,970 shares of restricted stock and Ms. Luttrell received 4,985 shares of restricted stock. The Compensation Committee also approved grants of performance-based restricted stock units (“RSUs”) to each of the NEOs that vest after a three-year period based on certain total stockholder return metrics. The Compensation Committee believes that the new compensation programs further align management with the Company’s stockholders. The following table presents information about the grants of performance-based RSUs for each of our NEOs:

Name	RSU Award Threshold Amount	RSU Award Target Amount	RSU Award Maximum Amount
John A. Good	$162,500	$325,000	$650,000
Kelly P. Luttrell	50,000	100,000	200,000
Jonathan Perry	100,000	200,000	400,000

Outstanding Equity Awards at Fiscal Year-End December 31, 2019

The following table presents information about our NEO’s outstanding equity awards as of December 31, 2019:

Name	Number of Shares of Stock That Have Not Vested(1)	Market Value of Shares of Stock That Have Not Vested(2)
John A. Good	83,334	$1,595,013
Kelly P. Luttrell	16,666	318,987
Jonathan Perry	40,000	765,600
(1)	Represents restricted shares of common stock granted under our Second Amended and Restated 2015 Equity Incentive Plan (or previous versions of the Plan). For Mr. Good, 16,667 shares will vest on May 2, 2020 and 2021, 13,334 shares will vest on of May 3, 2020, 20,000 shares will vest on June 15, 2020, , and 16,666 shares will vest on May 2, 2022. For Ms. Luttrell, 2,500 shares will vest on May 2, 2020 and 2021, 6,666 shares will vest on May 3, 2020 and 5,000 shares will vest on May 2, 2022. For Mr. Perry, 6,667 shares will vest on May 2, 2020 and 2021, 10,000 shares will vest on each of June 4, 2020 and 2021 and 6,666 shares will vest on May 2, 2022.
(2)	Market value of shares reflects the number of shares multiplied by $19.14 per share, which was the closing price of our common stock on the NYSE on December 31, 2019.

Employment Agreements

On December 16, 2019, the Company, the Operating Company and JCAP Management LLC, a subsidiary of the Company and the Operating Company (the “JCAP Management”), entered into employment agreements with each of Mr. Good and Mr. Perry, (the “Employment Agreements,” and each an “Employment Agreement”). The Employment Agreements became effective as of the closing of the Internalization on February 20, 2020 at which time their prior arrangements with the Manager were terminated.

Term

Mr. Good’s Employment Agreement has a four-year term. Mr. Perry’s Employment Agreement has an initial term of three years, with automatic renewals of additional successive one-year periods unless either party thereto provides at least 60 days’ advance notice of non-renewal. Mr. Good’s Employment Agreement does not provide for automatic renewal, but nothing in the Employment Agreement shall preclude Mr. Good’s remaining an “at will” employee of the Company after expiration of his Employment Agreement.

Duties

The Employment Agreements provide that Mr. Good and Mr. Perry will be employed by JCAP Management and that Mr. Good will serve as Chief Executive Officer of the Company and Mr. Perry will serve as President and Chief Investment Officer of the Company. Mr. Good will report to the Board and Mr. Perry will report to the Company’s Chief Executive Officer. The Employment Agreements require that Mr. Good and Mr. Perry devote substantially all of their business time and attention to the performance of their duties to the Company, but they allow Mr. Good and Mr. Perry to engage in certain other outside activities, so long as those duties and activities do not unreasonably interfere with the performance of their duties to us.

Compensation

The Employment Agreements provide that Mr. Good and Mr. Perry will receive annual base salaries of $425,000 and $400,000, respectively, with target annual cash bonus opportunities of at least 100% of base salary, and at least 85% of base salary, respectively (the “Target Annual Bonus”), subject to performance criteria and targets established and administered by the Board (or a committee thereof) and continued employment through the last day of the calendar year to which the annual bonus relates. In addition, each of Mr. Good and Mr. Perry will be eligible to receive equity and other long-term incentive awards (including long-term incentive units in the Operating Company) at the discretion of the Board (or a committee thereof) under any applicable plan or program adopted by the Company, and they will be eligible to participate in all employee benefit programs made available to the Company’s senior executives generally. Any annual bonus for 2020 payable to Mr. Good shall be prorated based on the number of days in 2020 after the closing date of the Internalization. Mr. Perry is also entitled to a $1,500 monthly auto allowance.

Severance Payments

The Employment Agreements provide that, if Mr. Good or Mr. Perry’s employment is terminated by the Company without “cause” or by Mr. Good and Mr. Perry for “good reason” (as those terms are defined in the Employment Agreements), subject to his executing and not revoking a release of claims, he will receive the following severance entitlements: (1) two times the sum, or in the case of a termination within 12 months following a change of control of the Company, three times the sum of (a) his base salary and (b) his average annual bonus earned in the two calendar years preceding the year of termination (or, in the case of Mr. Good, if the termination occurs in 2020, his Target Annual Bonus, and if the termination occurs in 2021, his Target Annual Bonus and the annual bonus actually earned in 2020, annualized); (2) a prorated annual bonus for the year of termination; (3) all outstanding time-based equity-based awards vest, and performance-based equity awards will vest if and to the extent the applicable performance-based vesting conditions are satisfied with any such amount pro-rated for the actual number of days in the applicable performance period preceding the effective date of termination; and (4) continuation of subsidized health care coverage for up to 18 months or monthly payments equal to the Company cost of providing such coverage. The severance described in (1) above is paid in installments over 24 months following the termination date unless the termination occurs within 12 months following a change in control of the Company, in which case the severance is paid in a lump sum within 60 days after the date of termination. Mr. Perry would also be entitled to the severance payments and benefits described above if his employment is terminated by the Company due to the Company’s election not to renew the term of the Employment Agreement. Mr. Perry would not be entitled to severance if the termination is due to his election not to renew the term of the Employment Agreement. In the case of Mr. Good, after the expiration of his four-year Employment Agreement term, in the event Mr. Good’s employment is terminated by the Company without cause prior to the one-year anniversary of the expiration of such Employment Agreement term, he shall receive one year of severance payments and benefits described above, provided, that, the amount of such payment shall be reduced dollar-for-dollar for salary, bonus and benefits that may be received by Mr. Good after the expiration of his Employment Agreement by reason of his continuing to be employed by the Company as an “at-will” employee during such one-year period, prior to his termination.

For purposes of the Employment Agreements, “good reason” means, in summary, (i) assignment of duties or responsibilities substantially inconsistent with his title or a material diminution in his title, authority or responsibilities, (ii) a material reduction in his base salary or Target Annual Bonus opportunity, (iii) a 35-mile relocation of his principal place of business, or (iv) a continuous, willful and material breach of the Employment Agreement by us, and “cause” means, in summary, his (i) conviction of, or plea of guilty or nolo contendere to, a felony (excluding traffic-related felonies), or any financial crime involving us, (ii) willful and gross misconduct in the performance of his duties (other than by reason of his incapacity or disability), or (iii) continuous, willful and material breach of the Employment Agreement. For purposes of the Employment Agreements, “change in control” means, in summary, the occurrence of (i) the sale, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the Company’s properties or assets, (ii) a change in the majority of the Board unless approved by incumbent directors, (iii) acquisition of 50% of more of the voting power of the Company’s stock, or (iv) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar transaction after which the Company’s stockholders do not own, directly or indirectly, more than 50% of the voting power of the surviving entity’s (or a parent entity’s) stock.

Non-Solicitation, Non-Competition, Intellectual Property, Confidentiality and Non-Disparagement

The Employment Agreements provide that for (i) eighteen months (in the case of Mr. Good) or (ii) twelve months (in the case of Mr. Perry) following the termination of employment, the respective officer will not solicit the Company’s employees, exclusive consultants or independent contractors, hire any individual who is (or was, within the six month period immediately preceding such hiring) the Company’s employee, exclusive consultant, or exclusive independent contractor, solicit, entice or induce the Company’s customers for the purpose of providing products or services that are competitive with the products or services the Company provides, or solicit, entice, or induce the Company’s customers to terminate or reduce their business with the Company. The Employment Agreements also contain non-competition covenants that prohibit Mr. Good and Mr. Perry from having any ownership interest in a competitor other than a passive investment of no more than 5%, or engaging in or performing services for a competitor, if such services either are the same as or similar to (individually or in the aggregate) the services Mr. Good or Mr. Perry performed for the Company during his employment, or are performed with respect to products or services of the competitor that are competitive with the products or services provided by the Company with which Mr. Good or Mr. Perry was involved during his employment or about which he received confidential information during his employment. Mr. Good’s Employment Agreement provides that the period during which the non-competition provision applies is eighteen months following termination for any reason, and Mr. Perry’s Employment Agreement provides that the period during which the non-competition provision applies is twelve months following a termination of employment in connection with which Mr. Perry is entitled to severance. Mr. Perry’s Employment Agreement provides that, following termination of employment, his ownership of, or devoting time as he determines in good faith to be necessary or appropriate to fulfill his duties to, a Jernigan Family Business will not constitute a violation of the non-competition covenant under his Employment Agreement. Each Employment Agreement also contains covenants relating to the treatment of confidential information and intellectual property matters and restrictions on the ability of each of Mr. Good and Mr. Perry on the one hand and the Company on the other hand to disparage the other.

Executive Severance Plan

On February 20, 2020, the Compensation Committee adopted the Jernigan Capital, Inc. Executive Severance Plan (the “Severance Plan”). Participation in the Severance Plan is limited to employees who are selected for participation by the Compensation Committee. Kelly P. Luttrell is a participant in the Severance Plan.

The Severance Plan provides that, if a participant’s employment is terminated by the Company without “cause” or by the participant for “good reason” (as those terms are defined in the Severance Plan), subject to the participant executing and not revoking a release of claims, the participant will receive the following severance entitlements: (1) 100% of the sum, or in the case of a termination within 12 months following a change of control of the Company, 200% of the sum of (a) the participant’s base salary and (b) the participant’s average annual bonus earned in the two calendar years preceding the year of termination; (2) a prorated annual bonus for the year of termination; (3) all outstanding time-based equity awards vest, and performance-based equity awards will vest if and to the extent the applicable performance-based vesting conditions are satisfied with any such amount pro-rated for the actual number of days in the applicable performance period preceding the effective date of termination; and (4) if the participant elects continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), continuation of subsidized health care coverage for up to 12 months or, if the participant is not eligible to elect COBRA continuation coverage or the Company determines it cannot provide such coverage under its group health plan, monthly payments equal to the Company cost of providing such coverage. The severance described in (1) above is paid in installments over 12 months following the termination date unless the termination occurs within 12 months following a change in control of the Company, in which case the severance is paid in a lump sum within 60 days after the date of termination.

The Severance Plan defines “good reason” as, without the participant’s consent, (i) the assignment of the participant’s duties or responsibilities substantially inconsistent with the participant’s title at the Company or a material diminution in the participant’s title, authority or responsibilities; (ii) a material reduction in the participant’s base salary or the target annual bonus opportunity (each as defined in the Severance Plan) during the term of the participant’s employment; or (iii) the relocation of the participant’s principal place of employment by more than thirty-five (35) miles from the participant’s principal place of employment as of the effective date of the Severance Plan. The Severance Plan defines “cause” to include (i) the participant’s conviction of, or plea of guilty or nolo contendere to, a felony (excluding traffic-related felonies), or any financial crime involving the Company of a subsidiary; (ii) the participant’s willful and gross misconduct in the performance of his or her duties (other than by reason of his or her incapacity of disability), it being expressly understood that the Company’s dissatisfaction with the participant’s performance that is not willful and gross misconduct in the performance of the participant’s duties will not constitute cause under this clause (ii); or (iii) the participant’s continuous, willful and material breach of any agreement with the Company after written notice of such breach has been given.

AUDIT COMMITTEE REPORT

The Audit Committee has the responsibilities and powers set forth in its charter, which include the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of any independent registered public accounting firm engaged by the Company, the Company’s internal audit function, and the performance of any independent registered public accounting firm.

Management is responsible for the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements and reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2019 with management. In addition, the Audit Committee has discussed with Grant Thornton LLP, our independent registered public accounting firm, the matters required to be discussed in accordance with the applicable standards of the Public Company Accounting Oversight Board, and other matters required by the charter of this committee.

The Audit Committee also has received the written disclosures and the letter from Grant Thornton LLP required by the Public Company Accounting Oversight Board Rule 3526, and has discussed with Grant Thornton LLP their independence from the company and its management.

The Audit Committee has discussed with management and the independent registered public accountants such other matters and received such assurances from them as they deemed appropriate.

As a result of its review and discussions, the Audit Committee has recommended to the Board of Directors the inclusion of our audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE:
Howard A. Silver (Chairman)
Mark O. Decker
Rebecca Owen
Dr. Harry J. Thie

The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

AUDIT AND NON-AUDIT FEES

The following table shows the fees paid or accrued by us for audit and other services provided by Grant Thornton LLP, our independent registered public accounting firm by management agreement effective July 29, 2019, for the years ended December 31, 2019 and 2018.

	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees	Total Fees
2019	$507,107	$—	$—	$—	$507,107
2018	547,421	—	—	—	547,421

The Audit Committee pre-approved all services provided by our independent registered public accounting firm for 2019 and 2018.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to review and pre-approve through a separate pre-approval by the Audit Committee, any engagement of the Company’s independent auditor to provide any permitted non-audit service to the Company. In addition, the Audit Committee has delegated authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services. The chairperson must report all pre-approval decisions to the Audit Committee on or before its next scheduled meeting.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about shares of our common stock that may be issued under our Second Amended and Restated 2015 Equity Incentive Plan as of December 31, 2019.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by stockholders(1)	216,165	—	245,491
Equity compensation plans not approved by stockholders	—	—	—
Total	216,165	—	245,491
(1)	Our 2015 Equity Incentive Plan was approved by our sole stockholder prior to the completion of our initial public offering. Our Amended and Restated 2015 Equity Incentive Plan was approved by our stockholders on May 2, 2017. Our Second Amended and Restated 2015 Equity Incentive Plan was approved by our stockholders on May 1, 2019.
(2)	The Company has no outstanding option or other awards with an exercise price.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is responsible for selecting our independent registered public accounting firm and has selected Grant Thornton LLP to audit our financial statements for the 2020 fiscal year. Our Board of Directors believes that submitting the appointment of Grant Thornton LLP to the stockholders for ratification is a matter of good corporate governance. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting of Stockholders to make a statement if they so desire and to answer any appropriate questions.

In the event you do not ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm, the Audit Committee will reconsider the appointment of Grant Thornton LLP. Even if you do ratify the appointment, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of the company and its stockholders.

Stockholder approval for the appointment of our independent registered public accounting firm is not required, but the Board of Directors is submitting the selection of Grant Thornton LLP for ratification in order to obtain the views of our stockholders. This proposal will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. Neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved. The Audit Committee will consider a vote against the firm by the stockholders in selecting our independent registered public accounting firm in the future.

On behalf of the Audit Committee, our Board of Directors recommends a vote “FOR” Proposal No. 2.

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers file with the Commission initial reports of ownership and reports of changes in ownership of our common stock and furnish us with copies of all forms filed.

To our knowledge, based solely on review of the copies of such reports furnished to us and representations that no other reports were required, during the past fiscal year all Section 16(a) filing requirements applicable to our directors and executive officers were completed on a timely basis, except that two required Form 4s with respect to two transactions executed pursuant to broker-sponsored dividend reinvestment plans for Mark O. Decker was not filed on a timely basis.

Other Matters to Come Before the 2020 Annual Meeting

Our Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the proxy holders will have discretionary authority to vote all proxies in accordance with their best judgment.

BY ORDER OF THE BOARD OF
DIRECTORS

Kelly P. Luttrell
Corporate Secretary

March 19, 2020

JERNIGAN Capital

JERNIGAN CAPITAL, INC.
6410 POPLAR AVE.
SUITE 650
MEMPHIS, TN 38119

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JERNIGAN CAPITAL, INC.

The Board of Directors recommends you vote FOR the following (Common stockholders only):

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) John A. Good
02) Mark O. Decker
03) Rebecca Owen
04) Howard A. Silver
05) Dr. Harry J. Thie

The Board of Directors recommends you vote FOR the following proposal (Common stockholders only):

	For	Against	Abstain
2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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E99675-P36870

COMMON STOCK
JERNIGAN CAPITAL, INC.
Annual Meeting of Stockholders
April 28, 2020 8:00 AM CDT
This proxy is solicited by the Board of Directors

The undersigned, as stockholder(s) of record of the Common stock of Jernigan Capital, Inc., hereby appoint(s) John A. Good and Jonathan L. Perry, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of JERNIGAN CAPITAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM CDT on April 28, 2020, at 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119 and any adjournment or postponement thereof.

For Proposal 1 (Election of Directors), you may vote "FOR" all of the nominees to the Board of Directors or you may "WITHHOLD" your vote for all of the nominees or for any nominee(s) that you specify. For Proposal 2 (Ratification of the appointment of Grant Thornton LLP), you may vote "FOR" or "AGAINST" such proposal or "ABSTAIN" from voting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

JERNIGAN CAPITAL, INC.
6410 POPLAR AVE.
SUITE 650
MEMPHIS, TN 38119

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E99676-P36870 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JERNIGAN CAPITAL, INC.

The Board of Directors recommends you vote FOR the following (Series A Preferred stockholders only):

1. Election of Director

Nominee:

	For	Withhold
1a. James D. Dondero	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E99677-P36870

PREFERRED STOCK
JERNIGAN CAPITAL, INC.
Annual Meeting of Stockholders
April 28, 2020 8:00 AM CDT
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of record of the Series A Preferred Stock of Jernigan Capital, Inc., hereby appoint(s) John A. Good and Jonathan L. Perry, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A Preferred Stock of JERNIGAN CAPITAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM CDT on April 28, 2020, at 6410 Poplar Avenue, Suite 650, Memphis, Tennessee 38119 and any adjournment or postponement thereof.

For Proposal 1 (Election of Director), you may vote "FOR" the nominee to the Board of Directors or you may "WITHHOLD" your vote for the nominee.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side